AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 2020

1933 Act File No. 33-75340

1940 Act No. 811-08360

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 103	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 104	[X]

GUINNESS ATKINSON FUNDS

(Formerly Investec Funds)

(Exact Name of Registrant as Specified in Charter)

225 South Lake Avenue, Suite 216

Pasadena, California 91101

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (626) 628-2739

James J. Atkinson, President

Guinness Atkinson Funds

225 South Lake Avenue, Suite 216

Pasadena, California 91101

(Name and Address of Agent for Service)

Please send copies of communications to:

Alexandra Alberstadt, Esq

Practus, LLP

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

It is proposed that this filing will become effective (check appropriate box):

[  ] immediately upon filing pursuant to paragraph (b) of Rule 485; or

[  ] on ____________ pursuant to paragraph (b) of Rule 485; or

[  ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485;

[  ] on ____________ pursuant to paragraph (a)(1) of Rule 485; or

[X] 75 days after filing pursuant to paragraph (a)(2) of Rule 485; or

[  ] on ____________ pursuant to paragraph (a)(2) of Rule 485; or

[  ] on ____________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Preliminary Prospectus Subject to Completion. The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Prospectus Dated ___________ __, 20__

SmartETFs Dividend Builder ETF (Symbol: ____)

SmartETFs Asia Pacific Dividend Builder ETF (Symbol:____)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the SmartETFs’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the SmartETFs’ website (www.smartetfs.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

SUMMARY SECTION

This important section summarizes each ETF’s investments, risks, fees and past performance.

MORE ABOUT THE ETF’S INVESTMENT STRATEGIES AND RISKS

This section provides details about the Fund’s investments strategies and risks.

MANAGEMENT OF THE ETF

Review this section for information about the organizations and people who oversee the ETF.

SHAREHOLDER INFORMATION

This section explains how shares are valued and hot to purchase and sell shares, and provides information on dividends, distributions and taxes.

SUMMARY SECTION

MORE ABOUT THE ETF’S INVESTMENT STRATEGIES AND RISKS

MANAGEMENT OF THE ETF

Investment Adviser

Sub-Adviser

Portfolio Management

Fund Expenses

Distribution and Shareholding Servicing Plans

FINANCIAL HIGHLIGHTS

NOTICE

SUMMARY SECTION

SmartETFs Asia Pacific Dividend Builder ETF

Investment Objective

SmartETFs Asia Pacific Dividend Builder ETF’s investment objective is to provide investors with dividend income and long-term capital growth.

Fees and Expenses of the ETF

This table describes the fees and expenses that you may pay if you buy and hold shares of SmartETFs Asia Pacific Dividend Builder ETF. You may also incur usual and customary brokerage commissions when you buy and sell shares of SmartETFs Asia Pacific Dividend Builder ETF.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	X.XX%
Distribution and Service (12b-1) Fees:	None
All Other Expenses:[1]	X.XX%
Total Annual Fund Operating Expense	X.XX%
Fee Waiver/Expense Reimbursement[2]	(X.XX%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	X.XX%

[1]	Estimate based on the expenses the ETF expects to incur for the current fiscal year, which is based on the expense history of the predecessor mutual fund.
[2]	The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the ETF’s total annual operating expenses to x.xx% through June 30, 2022.

For additional information about the ETF’s expenses, please see Fund Expenses in the prospectus.

Example

This example is intended to help you compare the cost of investing in SmartETFs Asia Pacific Dividend Builder ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$xx	$xx

Portfolio Turnover

A fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when SmartETFs Asia Pacific Dividend Builder ETF shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year of this fund, when it was operated as a mutual fund, the fund’s portfolio turnover rate was 32.99% of the average value of its portfolio.

Principal Investment Strategies

The SmartETFs Asia Pacific Dividend Builder ETF invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded dividend-producing equity securities of Asia Pacific companies. The Fund seeks to allow investors the opportunity to profit from the transition of Asia Pacific economies as they move from developing to developed economies. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region. The Adviser seeks to invest in companies that have returned a real cash flow return on investment of at least 8% for each of the last eight years, and, in the opinion of the Adviser, are likely to grow their dividend over time.

Under normal market conditions the Asia Pacific Dividend Builder ETF will invest in companies in at least four different countries, which include but are not limited to Australia, Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, United States and Vietnam. The ETF’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Adviser has a bias towards concentration.

In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, the valuation of the company and its potential for consistent, real (after inflation) dividend growth while maintaining company value. For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions, which could adversely affect the Fund’s ability to achieve its investment objective.

The ETF will normally hold around 35 positions of approximately equal weight, but the portfolio may vary over time, and under normal market conditions, the ETF may have as few as 25 holdings, or may hold securities in 75 or more companies. The number of holdings in the ETF’s predecessor mutual fund as of December 31, 2019 was 36. The ETF may invest in companies of any capitalization size. The ETF may invest in companies that are dividend-producing and in companies domiciled in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The ETF is designed for investors who seek dividend income and long-term capital appreciation through focused investment in dividend-producing stocks of companies tied to the Asia Pacific region.

Principal Risks

You can lose money investing in shares of SmartETFs Asia Pacific Dividend Builder ETF and investing in shares of this ETF may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investments in the Fund can increase during times of market volatility. You can lose money by investing in shares of this ETF. There can be no assurance that the ETF will achieve its investment objective. Risks associated with investments in the ETF can increase during times of market volatility.

The ETF is subject to the following risks, which could affect the ETF’s net asset value per share (“NAV”), trading price, yield, total return or the ETF’s ability to meet its investment objective, as well as other risks that are described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the ETF’s Statement of Additional Information.

Risks of Investing in Asia Pacific Securities:

•	Asia Pacific Market Risk. The Asia Pacific stock markets in which the ETF invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. Asia Pacific stocks may fall out of favor with investors, the value of Asia Pacific currencies may decline relative to the U.S. dollar and/or Asia Pacific stock markets may decline generally. Some domestic China “A” Shares are available through the Hong Kong Stock Connect or Shenzhen Stock Connect, which may be subject to risks of trading suspensions, quota limitations and additional risks that could affect liquidity and settlement, which differ from comparable risks associated with Chinese securities traded on other securities markets.

Risks of Investing in Foreign Securities

•	Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Investing in foreign securities can also expose the ETF to political, social and economic risks that differ from risks faced by U.S. companies, including risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs.

•	Currency and Currency Exchange Risk. The ETF’s currency is U.S. dollars, while some of its investments may be denominated in foreign currencies. Accordingly, some investments by the ETF may be subject to currency fluctuations because the ETF’s NAV, calculated in U.S. dollars, could be affected by a change in exchange rates. The ETF may also incur transaction costs associated with exchanging U.S. dollars into foreign currencies and vice-versa.

•	Foreign Securities Market and Emerging Market Risks. Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for the ETF to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods, which could make the ETF’s holdings in those markets illiquid. The ETF may invest in companies in developing or emerging markets, including China. Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increased volatility or more difficulty in determining the value or liquidity of holdings. The ETF’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

•	Expropriation Risk. Foreign governments may expropriate the ETF’s investments either directly by restricting the ETF’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the ETF’s investments at such high levels as to constitute confiscation of the security. There could be limitations on the ETF’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

•	Risks Associated with Investments in Companies outside the United States. Investing in companies in foreign countries, including countries in Europe and Asia, are subject to additional political, social, economic, legal, regulatory and other risks, related to the size of the securities markets, competition for investments, currencies, political, social and economic instability, interest rates, and global or foreign trade restrictions and tariffs, or threats of changes to trade restrictions or tariffs, as well as transitions in the global economy such as “Brexit”, the withdrawal of the United Kingdom from the European Union, which could result in increased volatility, lack of liquidity, and adverse impacts on economic growth. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. The value of shares of companies in foreign countries, whether in developed or emerging markets, may be more sensitive to these factors than the value of shares of companies in U.S. markets. The ETF may invest in securities of companies in Asia, including China, Hong Kong, Japan, and South Korea, which are subject to special risks. Investments in securities of Chinese companies can also be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers. The ability of the ETF to access foreign markets can be limited; these limitations can affect the availability, liquidity and pricing of securities.

Risks of Investing in ETFs

•	Shares May Trade At Prices Other Than NAV. ETF shares are exchange-traded shares, and are listed for trading on the NYSE Arca, and Shares are bought and sold in the secondary market at market prices. The ETF’s NAV is calculated once per day, at the end of the day. The market price of a share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

Variation between market price and NAV. The market price of an ETF Share on the exchange may differ from the NAV. The ETF will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the ETF and included in the ETF’s NAV will be the most recent closing price on that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the ETF’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes.

Costs of buying/selling ETF Shares. Purchases and sales of Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) may differ; this difference is called the “spread.” The spread with respect to the ETF’s shares varies over time based on the ETF’s trading volume and market liquidity, and is generally lower (or “narrower”) if the ETF has a lot of trading volume and market liquidity and higher (or “wider”) if the ETF has little trading volume and market liquidity. Because of the costs of buying and selling shares of the ETF, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the ETF’s NAV.

•	Cash Redemption Risk. The ETF may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the ETF will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the ETF will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the ETF could lose money if it had to sell its securities in times of overall market turmoil or when the ETF’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains.

•	Redemption Risk. ETF shares are not individually redeemable. The ETF only redeems ETF shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the ETF, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

•	Absence of Active Trading Risk. Although ETF shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for ETF shares will exist at all times. Trading of the shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors.

•	Authorized Participant Concentration Risk. Only financial institutions that enter into an authorized participant agreement with the ETF may engage in creation or redemption transactions. If the ETF’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the ETF’s net asset value. This risk could be heightened because the ETF will invest in non-U.S. securities and in securities limited to investment sectors. If authorized participants do not proceed with creation and redemption orders for shares, the ETF’s share could trade at a discount to NAV and could face trading halts or de-listing.

Risks of Investing in Investment Companies

•	Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of an ETF.

•	Global Risks. The ETF invests in companies in multiple countries and regions. Countries and regions may experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters, acts of God, infectious diseases and pandemics, recessions, and/or systemic market dislocations (including due to events outside of such countries or regions), including interruptions in supply chains, shipping and transportation and resource allocations. The global interconnectivity of companies and markets, especially with respects to goods, can be negatively impacted by events occurring in areas that are geographically removed from a company’s principal location. These events have resulted in, and in the future may lead, to increased short-term market volatility and could have adverse long-term effects, on specific companies, on a particular region’s economy or markets, or on the U.S. and world economies and markets generally, each of which may negatively impact the ETF’s investments.

•	Management Risk. There is a risk that the investment strategy does not achieve the Fund’s objective, or that the portfolio manager’s judgment as to the growth, income or dividend potential or value of a security proves to be wrong, or that the Adviser does not implement the strategy properly.

•	Portfolio Turnover Risk. The Adviser anticipates that the ETF will have a relatively low level of turnover; if the ETF experiences higher than anticipated turnover, this could result in higher distributions, which would increase your tax liability, and increase the ETF’s costs, which could affect the ETF’s performance over time.

•	Capitalization Risk. The ETF invests in small, medium and large capitalization companies and may invest in “micro-cap” companies; micro-cap, small and medium capitalization companies may be more susceptible to financial setbacks or downturns, may have limited production lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value. Micro-cap stocks in particular may be susceptible to increased volatility, illiquidity and fraud risks, and there may be less information available about these companies. Large capitalization companies may suffer more frequent price changes based on general economic conditions and market conditions, may be less capable of responding quickly to market and product challenges and may be adversely affected by declines among lines of business.

•	Liquidity Risk. The ETF’s investments are subject to liquidity risk, which is the risk that an investment becomes difficult to sell or purchase at a reasonable time or a reasonable price. A lack of liquidity in an investment could cause the ETF to decline in value. Investments that are illiquid could become difficult to value. The ETF may be more sensitive to this risk because it may invest in securities of Chinese or Japanese companies; markets in China and Japan may close for an extended number of days for national holidays.

•	Fund Cybersecurity Risk. The ETF and its service providers and the companies in which it invests are subject to cybersecurity risk. Cybersecurity risk includes breaches, intentional or unintended, that may impact the ETF’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Cybersecurity risks of the ETF include risks applicable to the ETF’s service providers. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. While the ETF and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in this ETF, please see the Principal Risks, Risks of Investing in Asia, and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The following performance information indicates some of the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF. The SmartETFs Asia Pacific Dividend Builder ETF will adopt the performance history of its predecessor fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund. The information shown below is for the predecessor fund.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF by showing how the predecessor fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor fund’s average annual returns compare with those of two broad-based indices. Unlike the predecessor fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the ETF’s website, www.smartetfs.com.

During the period shown in the bar chart, the best performance for a quarter was 20.79% (for the quarter ended September 30, 2010). The worst performance was -20.43% (for the quarter ended September 30, 2011).

Average Annual Total Returns as of 12/31/19	One Year	Five Years	Ten Years
Asia Pacific Dividend Builder ETF:
Return Before Taxes	20.33%	7.37%	7.18%
Return After Taxes on Distributions(1)	19.81%	6.57%	6.53%
Return After Taxes on Distributions and Sale of Fund Shares(1)	12.97%	5.76%	5.76%
MSCI AC Pacific ex Japan Index (Net Return) (Reflects No Deductions for Fees and Expenses)	20.30%	6.45%	6.01%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the ETF’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Managers

Edmund Harriss and Mark Hammonds are the co-managers of the ETF and are jointly and primarily responsible for the day-to-day management of the ETF’s portfolio. Mr. Harris has been a portfolio manager since inception of the ETF’s predecessor mutual fund in March 2006, and Mr. Hammonds has been the co-portfolio manager of the ETF’s predecessor mutual fund since May 2017.

For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Asia Pacific Dividend Builder ETF is traded on the NYSE Arca exchange. Individual ETF Shares may only be purchased and sold on the exchange through a broker-dealer. If you wish to purchase or sell ETF shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling ETF shares. Because ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at market prices that are greater than net asset value (premium) or less than net asset value (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF shares directly with the ETF. Purchase and redemption activity conducted by Authorized Participants directly with the ETF will generally be done in increments of 10,000 share Creation Units. A Transaction Fee of $XXX per Creation Unit is charged to Authorized Participants who create or redeem shares in Creation Units. The ETF will issue or redeem Creation Units in return for a basket of assets that the ETF specifies each day and are effected at the net asset value (“NAV”) net determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the ETF each day. ETF shares may only be purchased or redeemed in Creation Units by submitting an order to the ETF’s transfer agent. More information about the purchase and sale of ETF shares in Creation Units can be found in the ETF’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Tax Information

The ETF intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the ETF through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of ETF shares, which include participation in activities designed to inform intermediaries about the ETF, as well as marketing, education and training initiatives concerning the ETF. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the ETF over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

SmartETFs Dividend Builder ETF

Investment Objective

SmartETFs Dividend Builder ETF’s seeks a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Fees and Expenses of the ETF

This table describes the fees and expenses that you may pay if you buy and hold shares of SmartETFs Dividend Builder ETF. You will also incur usual and customary brokerage commissions when you buy and sell shares of SmartETFs Dividend Builder ETF.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	X.XX%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	X.XX%
Total Annual Fund Operating Expense	X.XX%
Fee Waiver/Expense Reimbursement[2]	(X.XX%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	X.XX%

[1]	Estimate based on the expenses the ETF expects to incur for the current fiscal year.
[2]	The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the ETF’s total annual operating expenses to x.xx% through June 30, 2022.

For additional information about the ETF’s expenses, please see Fund Expenses in the prospectus.

Example

This example is intended to help you compare the cost of investing in SmartETFs Dividend Builder ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years
$xx	$xx

Portfolio Turnover

The ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when SmartETFs Dividend Builder ETF shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the ETF’s performance. During the most recent fiscal year of this ETF (when it was operated as a mutual fund), the fund’s portfolio turnover rate was 18.50% of the average value of its portfolio.

Principal Investment Strategies

The SmartETFs Dividend Builder ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term. The Adviser uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating high returns on capital. The Adviser seeks to invest in companies that have returned a real cash flow return on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, are likely to grow their dividend over time. The Fund will not change this strategy unless it gives shareholders at least 60 days’ notice. Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, the valuation of the company and its potential for share price appreciation or return and for consistent, real (after inflation) dividend growth while maintaining company value. For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions, which could adversely affect the Fund’s ability to achieve its investment objective.

The Fund will normally hold around 35 positions of approximately equal weight. The Fund may invest in companies of any capitalization size. The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies, and may invest in companies in developed markets and emerging markets outside of the United States, including companies in Europe, including France, Germany, Netherlands, Switzerland, the United Kingdom, and countries in Asia, including China, Australia, South Korea and Japan. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The Fund is designed for investors who seek a moderate level of current income and investments in dividend paying companies that have the ability to increase their dividends consistently over time.

Principal Risks

You can lose money investing in shares of SmartETFs Dividend Builder ETF and investing in shares of this ETF may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investments in the ETF can increase during times of market volatility. You can lose money by investing in shares of this ETF. There can be no assurance that the ETF will achieve its investment objective. Risks associated with investments in the ETF can increase during times of market volatility.

The ETF is subject to the following risks, which could affect the ETF’s net asset value per share (“NAV”), trading price, yield, total return or the ETF’s ability to meet its investment objective, as well as other risks that are described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the ETF’s Statement of Additional Information.

•	Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably, and a security may become worth less than it was at the time of purchase. Market risk applies to individual securities, including the ETF, securities the ETF holds, as well as to a particular sector, a particular economic segment or the entire economy (including global markets). Global financial markets have experienced periods of extreme stress, resulting in unusual and extreme volatility in the equity markets and in the prices of individual securities. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the ETF’s shares.

•	Equity Securities Risk. The ETF will hold equity securities. The market value of an equity security may fluctuate, sometimes rapidly and unpredictably. A variety of factors can negatively impact the value of common stocks, including a company’s financial condition, as well as economic factors such as interest rates and inflation rates and non-economic factors such as market perception or political events.

•	Dividend Paying Securities Risk. The ETF invests in securities that pay dividends. There is no guarantee that issuers of the stocks held by the ETF will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase. Changes in dividend policies of companies held by the ETF, or in capital resources for such companies, could adversely affect the ETF. Dividend paying securities, as a group, may fall out of favor with the market and could underperform the overall equity market or stocks of companies that do not pay dividends.

•	Risks Associated with Investments in Companies outside the United States. Investments in companies in foreign countries, including countries in Europe and Asia, are subject to additional political, social, economic, legal, regulatory and other risks, related to the size of the securities markets, competition for investments, currencies, political, social and economic instability, interest rates, and global or foreign trade restrictions and tariffs, or threats of changes to trade restrictions or tariffs, as well as transitions in the global economy such as “Brexit”, the withdrawal of the United Kingdom from the European Union, which could result in increased volatility, lack of liquidity, and adverse impacts on economic growth. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. The value of shares of companies in foreign countries, whether in developed or emerging markets, may be more sensitive to these factors than the value of shares of companies in U.S. markets.

European Securities. The ETF may invest in companies in France, Germany, Netherlands, Switzerland, and the United Kingdom. Companies in countries in the European Union may be more sensitive to changes as a result of Brexit, the withdrawal of the United Kingdom from the European Union. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.

Securities of Companies in Asia. The ETF may invest in securities of companies in Asia, including China, Australia, Hong Kong, and South Korea, which are subject to special risks. Investments in securities of Chinese companies can also be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, differences in accounting, audit or reporting standards, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

•	Emerging Markets Risk. The Fund may invest in companies in emerging markets, including China. Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increased volatility or more difficulty in determining the value or liquidity of holdings. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

Risks of Investing in Foreign Securities

•	Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Investing in foreign securities can also expose the ETF to political, social and economic risks that differ from risks faced by U.S. companies, including risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs.

•	Currency and Currency Exchange Risk. The ETF’s currency is U.S. dollars, while some of its investments may be denominated in foreign currencies. Accordingly, some investments by the ETF may be subject to currency fluctuations because the ETF’s NAV, calculated in U.S. dollars, could be affected by a change in exchange rates. The ETF may also incur transaction costs associated with exchanging U.S. dollars into foreign currencies and vice-versa.

•	Foreign Securities Market Risks. Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for the ETF to buy or sell foreign securities. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than oversight of U.S. securities markets. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods, which could make the ETF’s holdings in those markets illiquid.

•	Expropriation Risk. Foreign governments may expropriate the ETF’s investments either directly by restricting the ETF’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the ETF’s investments at such high levels as to constitute confiscation of the security. There could be limitations on the ETF’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Risks of Investing in ETFs

•	Shares May Trade At Prices Other Than NAV. The ETF’s shares are exchange-traded shares, and are listed for trading on the NYSE Arca, and Shares are bought and sold in the secondary market at market prices. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

Variation between market price and NAV. The market price of an ETF Share on the exchange may differ from the NAV. The ETF will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the ETF and included in the ETF’s NAV will be the most recent closing price on that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the ETF’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes.

Costs of buying/selling Fund Shares. Purchases and sales of Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of Shares. The difference between the what investors are willing to pay for Fund Shares (the “bid” price) and the price at which investors are willing to sell Fund Shares (the “ask” price) may differ; this difference is called the “spread.” The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

•	Cash Redemption Risk. The ETF may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the ETF will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the ETF will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the ETF could lose money if it had to sell its securities in times of overall market turmoil or when the ETF’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains.

•	Redemption Risk. Fund shares are not individually redeemable. The Fund only redeems Fund shares in Creation Units, which are large blocks of shares. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

•	Absence of Active Trading Risk. Although ETF shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for ETF shares will exist at all times. Trading of the shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors.

•	Authorized Participant Concentration Risk. Only financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the ETF’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the ETF’s net asset value. This risk could be heightened because the ETF will invest in non-U.S. securities and in securities limited to investment sectors. If authorized participants do not proceed with creation and redemption orders for shares, the ETF’s share price could trade at a discount to NAV and could face trading halts or de-listing.

Risks of Investing in Investment Companies

•	Management Risk. There is a risk that the investment strategy could be improperly implemented or fails to achieve the ETF’s objective. The ETF’s investments are not selected to replicate an index, and the Adviser’s portfolio selections, which are based on fundamental analysis, may not produce the desired results.

•	Portfolio Turnover Risk. The Adviser anticipates that the ETF will have a relatively low level of turnover; if the ETF experiences higher than anticipated turnover, this could result in higher distributions, which would increase your tax liability, and increase the ETF’s costs, which could affect the ETF’s performance over time.

•	Capitalization Risk. The ETF invests in small, medium and large capitalization companies and may invest in “micro-cap” companies; micro-cap, small and medium capitalization companies may be more susceptible to financial setbacks or downturns, may have limited production lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value. Micro-cap stocks in particular may be susceptible to increased volatility, illiquidity and fraud risks, and there may be less information available about these companies. Large capitalization companies may suffer more frequent price changes based on general economic conditions and market conditions, may be less capable of responding quickly to market and product challenges and may be adversely affected by declines among lines of business.

•	Liquidity Risk. The ETF’s investments are subject to liquidity risk, which is the risk that an investment becomes difficult to sell or purchase at a reasonable time or a reasonable price. A lack of liquidity in an investment could cause the ETF to decline in value. Investments that are illiquid could become difficult to value. The ETF may be more sensitive to this risk because it may invest in securities of Chinese or Japanese companies; markets in China and Japan may close for an extended number of days for national holidays.

•	Fund Cybersecurity Risk. The ETF and its service providers and the companies in which it invests are subject to cybersecurity risk. Cybersecurity risk includes breaches, intentional or unintended, that may impact the ETF’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Cybersecurity risks of the ETF include risks applicable to the ETF’s service providers. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. While the ETF and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in this ETF, please see the Principal Risks, Risks of Investing in Asia, and Risks of Investing in Our Funds in the prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The following performance information indicates some of the risks of investing in the SmartETFs Dividend Builder ETF. The SmartETFs Dividend Builder ETF will not commence operations until after the closing of the Reorganization. At that time, SmartETFs Dividend Builder ETF will adopt the performance history of its predecessor Fund, the Guinness Atkinson Dividend Builder Fund.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Dividend Builder ETF by showing how the predecessor Fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor Fund’s average annual returns compare with those of two broad-based indices. Unlike the Fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the ETF’s website www.smartetfs.com.

During the period shown in the bar chart, the best performance for a quarter was 11.89% (for the quarter ended March 31, 2019). The worst performance was -8.69% (for the quarter ended December 31, 2018).

Average Annual Total Returns as of 12/31/19	One Year	Five Years	Since Inception (March 30, 2012)
Dividend Builder ETF:
Return Before Taxes	26.71%	8.70%	10.50%
Return After Taxes on Distributions(1)	25.91%	8.02%	9.65%
Return After Taxes on Distributions and Sale of Fund Shares(1)	16.59%	6.80%	8.37%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	27.67%	8.73%	10.02%

(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the ETF’s investment adviser. For more information on the Investment Adviser, please see Management of the Funds in the prospectus and The Investment Adviser in the Statement of Additional Information.

Portfolio Managers

Dr. Ian Mortimer and Matthew Page are the co-managers of the ETF since inception and are jointly and primarily responsible for the day-to-day management of the ETF’s portfolio. Dr. Mortimer and Mr. Page have been co-managers of the ETF’s predecessor mutual fund since 2012.

For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Dividend Builder ETF is traded on the NYSE Arca exchange. Individual ETF shares may only be purchased and sold on the exchange through a broker-dealer. If you wish to purchase or sell SmartETFs Dividend Builder ETF shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling ETF shares. Because ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at market prices that are greater than net asset value (premium) or less than net asset value (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the ETF. Purchase and redemption activity conducted by Authorized Participants directly with the ETF will generally be done in increments of 10,000 share Creation Units. A Transaction Fee of $XXX per Creation Unit is charged to Authorized Participants who create or redeem shares in Creation Units. The ETF will issue or redeem Creation Units in return for a basket of assets that the ETF specifies each day and are effected at the net asset value (“NAV”) net determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the ETF each day. ETF shares may only be purchased or redeemed in Creation Units by submitting an order to the ETF’s transfer agent. More information about the purchase and sale of ETF shares in Creation Units can be found in the ETF’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Tax Information

The ETF intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the ETF through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of ETF shares, which include participation in activities designed to inform intermediaries about the ETF, as well as marketing, education and training initiatives concerning the ETF. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the ETF over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

SmartETFs Asia Pacific Dividend Builder ETF

Investment Objective

The Asia Pacific Dividend Builder ETF’s investment objective is to provide investors with dividend income and long-term capital growth.

Principal Investment Strategy

The Smart ETFs Asia Pacific Dividend Builder ETF invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded dividend-producing equity securities of Asia Pacific companies. These equity securities include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The ETF considers an issuer of securities to be an Asia Pacific company if: (1) it is organized under the laws of a country in the Asia Pacific region or has its headquarters in a country in the Asia Pacific region; (2) it derives a significant portion (i.e., 50% or more) of its total revenues from business in the Asia Pacific region but is listed elsewhere; or (3) its equity securities are traded principally on a stock exchange in the Asia Pacific region or in an over-the-counter market in the region. By applying this test, it is possible that a particular issuer could be deemed to be from more than one region or country. The ETF will not change this policy unless it gives shareholders at least 60 days’ notice.

The ETF is actively managed, meaning the Adviser will select the ETF’s holdings based on its own proprietary research, independent research and the Adviser’s own evaluation process. The Adviser seeks to invest in companies that have returned a real cash flow return on investment of at least 8% for each of the last 8 years, and, in the opinion of the Adviser, are likely to grow their dividend over time. In determining whether to buy or sell a portfolio position, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, the valuation of the company and its potential for consistent, real (after inflation) dividend growth while maintaining company value. The Adviser then monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

The Smart ETFs Asia Pacific Dividend Builder ETF seeks to allow investors the opportunity to profit from the transition of Asia Pacific economies as they move from developing to developed economies. In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region. This strategy is designed to both reduce risk and provide some income. Under normal market conditions the Asia Pacific Dividend Builder ETF will invest in at least four different countries. These countries include but are not limited to:

•	Australia
•	Bangladesh
•	China
•	Hong Kong
•	India
•	Japan
•	Indonesia
•	Malaysia

•	New Zealand
•	Pakistan
•	Philippines
•	Singapore
•	South Korea
•	Sri Lanka
•	Taiwan
•	Thailand
•	Vietnam

The ETF’s concentration to any particular industry may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Adviser has a bias towards concentration, although the ETF will not invest more than 25% of its total assets in securities of companies in a single industry. Typically the ETF will hold approximately 35 stocks of approximately equal weight. The degree of concentration of the portfolio will vary over time, and under normal market conditions, the ETF may have as few as 25 holdings, or may hold securities in 75 or more companies. The number of holdings in the ETF’s predecessor mutual fund as of December 31, 2019 was 36. The Adviser will invest the Fund’s assets in securities of all market capitalization companies that are dividend-producing and in companies domiciled in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets. The Adviser may also consider investing in securities that are deemed likely to become income-producing.

Except as noted above, the Board may change the SmartETFs Asia Pacific Dividend Builder ETF’s investment policies and strategies without prior notice to shareholders.

When current market, economic, political or other conditions are unstable and would impair the pursuit of the ETF’s investment objective, the ETF may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the ETF takes a temporary defensive position, it may not achieve its investment objective. The ETF will not engage in market timing. The philosophy of the ETF is to remain invested.

Principal Risks

You may lose money investing in this ETF. As discussed in the Summary Section and described further below, the SmartETFs Asia Pacific Dividend Builder ETF is subject to the risks common to all investment companies that invest in equity securities and foreign securities. Investing in this ETF may be more risky than investing in a fund that invests only in U.S. securities due to increased volatility of foreign markets. You may lose money by investing in this ETF.

In addition, investing in common stocks entails a number of risks. The stock markets in which the SmartETFs Asia Pacific Dividend Builder ETF invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

See “Risks of Investing in Our Funds” for a general discussion of the risks associated with investing in the SmartETFs Asia Pacific Dividend Builder ETF.

SmartETFs Dividend Builder ETF

Investment Objective

The SmartETFs Dividend Builder ETF seeks a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Principal Investment Strategies

The SmartETFs Dividend Builder ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term. The Adviser uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating high returns on capital. The Adviser seeks to invest in companies that have returned a real cash flow return on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, is likely to grow its dividend over time. The Fund will not change this policy unless it gives shareholders at least 60 days’ notice. Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants.

Except as noted above, the Board may change the investment policies and strategies of the SmartETFs Dividend Builder ETF without prior notice to shareholders.

When current market, economic, political or other conditions are unsuitable and would impair the ETF’s pursuit of its investment objective, the ETF may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. When the ETF takes a temporary defensive position, it may not achieve its investment objective. The ETF will not engage in market timing. The philosophy of the ETF is to remain invested.

Principal Risks

You may lose money by investing in this ETF. As discussed in the Summary Section and described further below, the SmartETFs Dividend Builder ETF is subject to the risks common to all investment companies that invest in equity securities and foreign securities. Investing in this ETF may be more risky than investing in a fund that invests only in U.S. securities due to the increased volatility of foreign markets.

In addition, investing in equity securities entails a number of risks. The stock markets in which the SmartETFs Dividend Builder ETF invests may experience periods of volatility and instability. A variety of factors can negatively impact the value of common stocks. These factors include a number of economic factors such as interest rates and inflation rates as well as non-economic factors such as political events.

Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Risks of Investing in Small- or Mid-Cap Companies

The SmartETFs Dividend Builder ETF will invest in securities issued by companies of all capitalization. The following risks are common to all funds that are exposed to small-capitalization or mid-capitalization companies (those with a market value of less than US$1 billion or US$5 billion, respectively). As a general rule, investments in small-or mid-cap companies are more risky than investments in larger companies for the following reasons, among others:

•	Limited Product Line. Small- or mid-cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns;
•	Illiquidity. Securities of small- or mid-cap companies may be traded less frequently than that of larger companies.
•	Limited resources. Small- or mid-cap companies have more limited financial resources; and,
•	Volatility. The performance of small- or mid-cap companies may be more volatile.

See “Risks of Investing in Our Funds” for a general discussion of risks associated with investing in the SmartETFs Dividend Builder ETF.

Risks of Investing in Our Funds

General Risks

We cannot guarantee that the ETFs will meet their investment objectives. You should consider the risks described below before you decide to invest in our Funds. Except as noted each of these risks applies to each Fund.

Risk of Investing in Exchange Traded Funds

•	Shares May Trade At Prices Other Than NAV. ETF shares are exchange-traded shares, and are listed for trading on the NYSE Arca, and Shares are bought and sold in the secondary market at market prices. An ETF’s NAV is calculated once per day, at the end of the day. The market price of a share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

Variation between market price and NAV. The market price of an ETF Share on the exchange may differ from the NAV for many reasons, including due to significant market activity, a lack of trading activity for the shares, factors affecting companies in which the Fund is invested, such as liquidity, or for other reasons. The ETF will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is included in the ETF’s portfolio (and the Fund’s NAV) will be the closing price on that security’s local market, updated for currency changes, until that local market opens again. As a result, the Fund’s NAV may be calculated using “stale” prices of foreign securities; the bid/ask spread and resulting premium/discount to the Fund’s NAV may widen because local market prices will not change until local markets re-open. In that case, the prices used in calculating the Fund’s NAV could be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. This may contribute to an ETF’s NAV varying more widely from its market price.

Costs of buying/selling ETF Shares. Purchases and sales of Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the what investors are willing to pay for Fund Shares (the “bid” price) and the price at which investors are willing to sell Fund Shares (the “ask” price) may differ; this difference is called the “spread.” The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the ETF’s NAV.

Information about the ETF’s spread. The ETF’s website will contain information about each ETF’s per share NAV, closing market price, premiums and discounts, and the median bid/ask spread. If an ETF’s premium or discount exceeds 2% for more than 7 consecutive trading days, the website will also disclose the factors that the investment adviser reasonably believes materially contribute to this trading premium or discount.

•	Cash Redemption Risk. The ETF may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally the ETF will effectuate redemptions in kind, meaning that when an Authorized Participant submits an order to redeem a creation unit, the ETF will deliver stock to the redeeming Authorized Participant. In some instances, however, the ETF will need to sell some securities and deliver cash instead of securities to effect a redemption with respect to a portion of the ETF’s portfolio. Certain foreign securities markets do not permit in kind transfers and in these cases, the ETF will sell the affected securities and deliver the proceeds of those sales in cash as part of the ETF’s settlement of a redemption order from an Authorized Participant. There may be other instances where a cash settlement of certain securities will be required. There is a risk that the ETF could lose money if it had to sell its securities in times of overall market turmoil or when the ETF’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains.

•	Redemption Risk. ETF shares are not individually redeemable. The Fund only redeems ETF shares in Creation Units, which are large blocks of shares. If you want to liquidate some or all of your investment in ETF shares, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

•	Absence of Active Trading Risk. Although ETF shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for an ETF’s shares will exist at all times. Trading of an ETF’s shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of an ETF’s shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors.

•	Authorized Participant Concentration Risk. Only financial institutions that enter into an authorized participant agreement with the ETF may engage in creation or redemption transactions. If an ETF’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the ETF’s net asset value. This risk could be heightened because the ETFs will invest in non-U.S. securities and in securities limited to investment sectors. If authorized participants do not proceed with creation and redemption orders for shares, an ETF’s shares could trade at a discount to NAV and could face trading halts or de-listing.

Risks of Investing in Investment Companies

The following risks also apply to the ETFs:

•	Market Risk. The ETFs invest in publicly-traded equity securities, which are subject to market risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of an ETF.

•	Global Risks. The ETFs invest in companies in multiple countries and regions. Countries and regions may experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, natural and environmental disasters, acts of God, infectious diseases and pandemics, recessions, and/or systemic market dislocations (including due to events outside of such countries or regions), including interruptions in supply chains, shipping and transportation and resource allocations, all of which can adversely impact share price. The global interconnectivity of companies and markets, especially with respects to goods, can be negatively impacted by events occurring in areas that are geographically removed from a company’s principal location. These events have resulted in, and in the future may lead, to increased short-term market volatility and could have adverse long-term effects, on specific companies, on a particular region’s economy or markets, or on the U.S. and world economies and markets generally, each of which may negatively impact the ETFs’ investments. The value of an ETF’s portfolio holdings could decline generally or underperform other investments at any time. Global financial markets can also be affected by a variety of stresses, including inflation (or expectations for inflation), interest rates and interest rate management, global demand for particular products or resources, regulatory events and banking or government controls, any of which could cause a decline in the value of a security, and a decline in the value of equity securities generally if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the ETFs. An ETF’s NAV and price may fluctuate significantly over short and long periods.

•	Management Risk. There is a risk that the investment strategy could be improperly implemented or fails to achieve an ETF’s objective. The ETFs are actively managed, and each ETF’s investments are not selected to replicate an index, and the Adviser’s portfolio selections may not produce the desired results.

•	Portfolio Turnover Risk. The Adviser anticipates that the ETFs will have relatively low levels of turnover. Should an ETF experience higher than anticipated turnover it may result in higher distributions, which would increase your tax liability. Increased purchases of securities could increase the ETF’s costs, which would affect the ETF’s performance over time.

•	Capitalization Risk. The ETFs invest in small, medium and large capitalization companies and may invest in “micro-cap” companies; micro-cap, small and medium capitalization companies may be more susceptible to financial setbacks or downturns, may have limited production lines, may be illiquid or experience substantial volatility, and may have limited financial resources, any of which could cause their securities to decline in value. Micro-cap stocks may be susceptible to increased volatility, illiquidity and fraud risks, and there may be less information available about these companies. Some micro-cap stocks are not listed on exchanges and therefore have not had to meet exchange listing standards. Large capitalization companies may suffer more frequent price changes based on general economic conditions and market conditions, may be less capable of responding quickly to market and product challenges and may be adversely affected by declines among lines of business.

•	Liquidity Risk. Each ETF’s investments are subject to liquidity risk, which is the risk that an investment becomes difficult to sell or purchase at a reasonable time or a reasonable price. A lack of liquidity in an investment could cause an ETF to decline in value. Investments that are illiquid could become difficult to value. The ETFs may be more sensitive to this risk because they may invest in securities of Chinese or Japanese companies, and markets in China and Japan may close for an extended number of days for national holidays. Companies that are listed in or operating primarily in emerging markets may face increased liquidity risks as compared to companies in developed markets.

•	Fund Cybersecurity Risk. The ETFs, their service providers, and companies in which the ETFs invest are subject to varying degrees of cybersecurity risk. Cybersecurity risk is the risk that unauthorized access can be made to information technology systems resulting in loss, and can include intentional or accidental events. Cybersecurity events can include unauthorized access to technology systems (such as through “hacking” or via malicious software), and may seek to remove or alter information or assets (including data), or otherwise disrupt operations. Cybersecurity events may also include external events such as “denial of service” attacks that render websites unavailable. A cybersecurity event affecting the Adviser, distributor, financial intermediaries (such as brokers) and other service providers (including, but not limited to, custodians, transfer agents, and administrators), market makers, authorized participants or the issuers of securities in which the ETFs invest could disrupt ETF operations and adversely affect an ETF. Cybersecurity events can result in financial losses, the inability to process trades or transactions or calculate an ETF’s NAV, disclosure of confidential information, interference with trading activity, hampering the ability of the ETF and/or its service providers to conduct business, violations of privacy and other laws, regulatory fines, penalties, reputational damage, and/or additional legal, compliance and remediation costs. Cybersecurity events could also render fund records and information inaccessible, inaccurate or incomplete. Substantial costs may be incurred by an ETF and its service providers in order to resolve or prevent cyber incidents in the future. Although the ETFs and the Adviser have implemented programs to deter or mitigate the risks of cybersecurity events, there is no guarantee that such plans are sufficient or that they address all foreseeable risks, particularly because neither the ETFs nor the Adviser can control cybersecurity defenses of service providers, counterparties, intermediaries or the companies in which the ETFs invest.

Risks of Investing in Foreign Securities

The following risks are common to all funds that invest in foreign securities:

•	Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than a balance sheet subject to U.S. law and standards. Additionally, government oversight of foreign securities exchanges and brokerage industries may be less stringent than in the United States.

•	Currency and Currency Exchange Risk. Most foreign stocks are denominated in the currency of the country where they are traded. Each Fund’s net asset value per share (“NAV”) is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore the NAV of a Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund’s stocks are denominated. Accordingly, some investments in and by the Fund may be subject to currency fluctuations. The Fund may also incur transaction costs associated with exchanging U.S. dollars into foreign currencies and vice-versa, in connection with investments that must be made in local currencies.

•	Foreign Securities Market Risks. Investments in foreign securities and foreign issuers (such as through depository receipts) have additional risks. These can include other market risks such as illiquidity, higher volatility and potential controls on foreign investments as well as political risks, economic risks (which may be tied to political risks), civil conflict, war, expropriation of assets, import or export controls. Investments in foreign securities are also subject to legal, regulatory, economic, political and social risks in their home countries. The Fund expects to make investments in companies in the United Kingdom and Europe, Australia and countries in Asia.

Foreign securities markets generally have less trading volume than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Many foreign securities markets are more concentrated than the U.S. securities market as a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign securities market than a single company or group of companies would on the U.S. securities market. Some foreign securities markets are closed to trading for extended periods, which could make the Fund’s holdings in those markets illiquid. In some foreign countries, the standards for accounting and disclosure differ from U.S. standards and less information is available about a company’s operations than would be available about a domestic issuer. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

•	Brexit Risk. Companies in which the Fund invests could be affected by “Brexit”, the withdrawal of the United Kingdom from the European Union (the “EU”), which is scheduled to occur in 2020. Investments (in any country, but potentially more significantly, in countries outside the U.S.) may be impacted by Brexit. The precise impacts of Brexit are not known, but Brexit could impact the value of UK currency and/or create general economic uncertainty, within the EU and globally. This uncertainty could impact Fund investments due to trade barriers or restrictions, changes in data protection or privacy regulation, patent or trademark protections, and the potential that companies may be unable to perform commercial contracts as originally intended. The Fund could be adversely affected by Brexit if the companies in which the Fund invests are adversely affected by Brexit.

•	Emerging Market Risks. The Fund may invest in companies in emerging markets, including South Korea, Taiwan and China (including Hong Kong). Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increase volatility or more difficulty in determining the value or liquidity of holdings. Investments in companies in developing or emerging market countries may be considered speculative.

Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country.

•	Expropriation Risk. Foreign governments may expropriate a Fund’s investments either directly by restricting the Fund’s ability to sell a security, or by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on a Fund’s ability to pursue and collect a legal judgment against a foreign government in an expropriation event were to occur.

•	Special Risks of Developing and Emerging Markets. Economies of developing or emerging market countries may be more dependent on relatively few industries and may be more responsive to local and global changes. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Risks Associated with Investments in Asia

The Funds may invest in securities of companies in Asia, which are subject to special risks, some of them historical. Asian economies may be adversely affected by trade and export limitations, tariffs or threats of tariffs, competition from other Asian markets, commodities prices and debt burdens, energy prices, and changes in labor markets.

•	Currency Devaluation. Over 1997 and 1998, the values of many Asian currencies declined because, among other things, corporations in these countries had to buy U.S. dollars to pay large U.S. dollar-denominated debts. The decline in the value of these currencies triggered a loss of investor confidence that resulted in a decline in the value of the stock markets of the affected countries. Similar devaluations could occur in countries that have not yet experienced currency devaluation or could continue to occur in countries that have already experienced such devaluations.

•	Political Instability. The economic reforms that Asian nations are instituting under the guidelines of the International Monetary Fund could cause higher interest rates and higher unemployment. This could, in turn, cause political instability as the people in these nations feel the effects of higher interest rates and higher unemployment, which could cause some Asian nations to abandon economic reform or could result in the election or installation of new governments.

•	Japan Risks. Investments in Japanese companies may be negatively impacted by economic, political and social instability. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs.

•	Taiwan Risks. Investments in Taiwan companies may be negatively impacted by economic, political and social instability. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs. Taiwan’s economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Tensions between Taiwan and China may materially affect the Taiwanese economy and securities of Taiwan issuers.

•	South Korea Risks. Investments in South Korean companies may be negatively impacted by economic and political instability. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

•	Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. China has contractually committed that it will not alter Hong Kong’s autonomy before 2047. Currently, Hong Kong is undergoing a period of political and social unrest relating to extradition treaties proposed in 2019. If China were to exercise authority to impose changes in Hong Kong, Hong Kong’s economy and shares of companies trading on Hong Kong’s securities markets would be adversely affected.

•	Foreign Trade. Asian nations tend to be very export-oriented. Countries that receive large amounts of Asian exports could enact protectionist trade barriers in response to cheaper Asian exports, which would hurt the profits of Asian exporters.

Risks of Investing in China. The following risks are also common to all funds that invest in Chinese securities:

•	China Risk. Investing in securities of Chinese companies involves special risks, including fluctuations in the rate of exchange between China’s currency, the Renminbi, and the U.S. dollar, greater price volatility, illiquid markets, investment and repatriation controls, less developed corporate disclosure and governance standards, and market concerns about China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system. Chinese issuers may be subject to changes in regulations and tax policies going forward as China has joined the World Trade Organization and has been engaged in economic and financial market liberalization. The Fund’s investments in Chinese issuers may be subject to large fluctuations over short periods of time, and governmental involvement in and influence on the private sector may also impact a Fund as the Chinese government continues to liberalize its economy and regulatory systems especially with respect to securities. Tariffs, trade barriers or an economic downturn domestically, in China or globally, could adversely impact the value of securities issued by Chinese companies.

•	Foreign Exchange Controls and Foreign Currency Considerations. Chinese law requires that all domestic transactions be settled in Chinese currency, the Renminbi, and places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from Renminbi. Foreign investors may exchange foreign currencies only at specially authorized banks after complying with documentation requirements. The government of China could devalue the RMB or impose restrictions that could have negative consequences for funds holding positions in companies based in or doing business in China.

•	China Tax Risk. Foreign investors in China could face tax liabilities. A Fund may have to comply with China tax withholding regulations, and may incur and pay tax liabilities that cannot be reclaimed. A Fund may establish a reserve for Chinese tax liabilities. If there is a shortfall in a Fund’s reserve, the Fund’s NAV may go down because the Fund will ultimately have to pay the additional tax liabilities.

•	China/Single Country Risk. The markets in the China region that are open to foreign investors are at a developing stage and the market capitalization and trading volume may be lower than those in more developed financial markets. Market volatility and potential lack of liquidity due to low trading volumes in China’s debt markets may result in prices of securities traded on such markets fluctuating significantly, and may result in substantial volatility in the share price of the Fund. A Fund’s holdings could be adversely affected if the government of China imposes export restrictions or protectionist trade barriers on the export of goods or services, because these could reduce the ability or desire of an issuer to repay its obligations.

•	Stock Connect Schemes. The Funds may invest in domestic China securities (China A shares) listed on either of the Shanghai or Shenzhen Stock Exchanges via the Shanghai Hong Kong Stock Connect scheme or the Shenzhen Hong Kong Stock Connect scheme. These Stock Connect schemes are still developing and have risks of illiquidity, trading suspensions, quota limitations and market suspensions, clearing, settlement and custody risks that differ from such risk associated with Chinese securities that trade in other markets. Not all domestic China securities are available through Stock Connect, and securities acquired through Stock Connect are held in nominee name by the clearing company.

Other Offshore Investor Risk. The opportunity for foreign investors to access certain markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide foreign investors with exposure to such markets. As a result, foreign investors could have lower returns than domestic investors in the selected countries.

Risks of Investing in Small- or Mid-Cap Companies

The following risks are common to all investment companies that invest in small-capitalization or mid-capitalization companies (those with a market value of less than U.S. $1 billion or U.S. $5 billion, respectively). As a general rule, investments in securities of small- or mid-cap companies are more risky than investments in the securities of larger companies for the following reasons, among others:

•	Limited Product Line. Small- or mid-cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns;
•	Illiquidity. The securities of small- or mid-cap companies may be traded less frequently than that of larger companies;
•	Limited Resources. Small- or mid-cap companies have more limited financial resources; and
•	Volatility. The securities’ price performance of small- or mid-cap companies may be more volatile.

Portfolio Holding Disclosure Policy. The ETFs operate in a transparent fashion with respect to their holdings. ETF portfolio holdings are disclosed each day on the website at www.smartefts.com. For each ETF, portfolio holdings will be disseminated on a daily basis through the National Securities Clearing Corporation (NSCC) and/or other fee-based subscription service to NSCC members and/or subscribers. When a change is made to the portfolio, the change will generally be announced at or after the market close, although changes could be made, and publicly announced, during market hours. This could allow investors the opportunity to “front-run” an ETF, meaning other market participants could engage in a practice wherein they purchase holdings in the ETF with the expectation that the ETF would shortly need to purchase the same securities and, in doing so, cause the prices of these holdings to increase. However, because the ETFs plan on creating shares primarily in exchange for the ETF’s holdings (in-kind purchases), the Adviser does not believe that existing investors would be harmed by the real time disclosure of an ETF’s holdings.

Additionally, each ETF will disclose its complete portfolio holdings as of the end of its fiscal year and second fiscal quarter in its annual and semi-annual report to shareholders. Each ETF also discloses its complete portfolio holdings at the end of its first and third fiscal quarters in its Form N-Q, filed with the SEC no later than 60 days after the end of the fiscal period.

Website Disclosures. Each ETF’s portfolio is available on the SmartETFs website, www.smartetfs.com. The following information will also be available on the SmartETFs website, for each ETF:

•	Holdings, including ticker symbol, CUSIP, description and the quantity and weight of each holding in the ETF;
•	NAV per share, market price, and premium/discount as of the end of the prior trading day;
•	A table showing the number of days that the ETF traded at a premium or discount during the most recently completed fiscal year and quarter;
•	A line graft of the ETF’s premium or discount;
•	The median bid/ask spread for the ETF; and
•	If the premium or discount is greater than 2% for more than seven trading days, additional information about what contributed to this outcome.

For information on an ETF’s current holdings please visit www.smartetfs.com.

MANAGEMENT OF THE FUNDS

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. is the investment adviser for the Guinness Atkinson™ Funds. Guinness AtkinsonTM supervises all aspects of the Funds’ operations and advises the Funds, subject to oversight by the Board. Guinness Atkinson™ is solely responsible for investment strategy and security selection, and oversees the Sub-adviser’s activity. For providing these services, each ETF has agreed to pay Guinness Atkinson™ a contractual annual advisory fee as shown below. During the fiscal year ended December 31, 2019, the predecessor mutual funds were operated using the same investment strategies. During that time, the Guinness Atkinson Funds paid Guinness AtkinsonTM the annual advisory fees shown below, expressed as a percentage of the each of the predecessor Funds’ average daily net assets, after waivers and expense reimbursements. Fee waivers and expense reimbursements are discussed further under Fund Expenses.

Contractual Advisory Fee Rate
SmartETFs Asia Pacific Dividend Builder ETF	X.XX%
SmartETFs Dividend Builder ETF	X.XX%
Effective Advisory Fee Rate Paid During 2019 For the predecessor mutual funds
Guinness Atkinson Asia Pacific Dividend Builder Fund	0.00%(1)
Guinness Atkinson Dividend Builder Fund	0.00%(1)

(1)	The Adviser waived its entire advisory fee during the year ended December 31, 2019.

Under the agreement between Guinness Atkinson™ and each ETF, each ETF pays the Adviser a fee for the services and facilities it provides on a monthly basis. Each ETF is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, extraordinary expenses, distribution fees and expenses, interest, taxes and the advisory fee. Expenses not specifically payable by the Adviser are payable by the ETF.

Expenses that are attributable to a fund are charged against the income of the funds in determining net income for dividend purposes. The Adviser has contractually agreed with each ETF to waive fees and/or reimburse expenses to the extent the total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions and extraordinary expenses) exceeds X.XX%, for the SmartETFs Asia Pacific Dividend Builder ETF, and X.XX% for the SmartETFs Dividend Builder ETF.

Guinness Atkinson™ is a Delaware corporation with offices in the United States and London. The U.S. offices are located at 225 South Lake Avenue, Suite 216, Pasadena, California 91101. Guinness Atkinson’s™ London offices are located at 18 Smith Square, Westminster, London, England, SW1P 3HZ. Founded in November 2002 by then-current and former senior executives of Investec Asset Management U.S. Limited (“Investec”), Guinness Atkinson™ managed approximately $287 million in mutual fund assets as of September 30, 2019. Guinness Atkinson™ is under common control with Guinness Asset Management Limited and Guinness Capital Management Limited, also located at 18 Smith Square, Westminster, London, England, SW1P 3HZ. These three entities share offices and other resources.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement will appear in the first annual or semi-annual report to shareholders following commencement of the ETFs’ operations.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement for the Guinness AtkinsonTM Funds which included the predecessor mutual funds is available in these Funds’ Semi-Annual Report to shareholders dated June 30, 2019.

Portfolio Management. The ETFs’ portfolios are managed by experienced portfolio managers who are jointly and primarily responsible for the day to day management of the portfolios, as described below. The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Funds’ shares.

Portfolio Manager	Business Experience During the Past Five Years
Mark Hammonds, CFA	Mark Hammonds is a co-manager of the SmartETFs Asia Pacific Dividend Builder ETF (and a co-manager of the predecessor mutual fund since May 2017). He joined Guinness AtkinsonTM in September 2012, prior to which he worked at Ernst & Young, where he qualified as a Chartered Accountant. Mr. Hammonds graduated from Corpus Christi College, Cambridge with a First Class degree in Management Studies in 2007. He is a CFA charter holder.
Edmund Harriss	Edmund Harriss is the lead manager of SmartETFs Asia Pacific Dividend Builder ETF (and a co-manager of the predecessor mutual fund since March 2006), Guinness AtkinsonTM Asia Focus Fund (since 2003), Guinness AtkinsonTM China & Hong Kong Fund (since 1998) and Guinness AtkinsonTM Renminbi Yuan & Bond Fund (since June 2011). Mr. Harriss joined Guinness AtkinsonTM in April 2003, prior to which he was employed by Investec from July 1993 to April 2003. Mr. Harriss graduated from Oxford University in 1991 with an M.Phil in Management Studies.
Dr. Ian Mortimer, CFA	Dr. Ian Mortimer is a co-manager of SmartETFs Dividend Builder ETF (and a co-manager of the predecessor mutual fund since March 2012), and Guinness AtkinsonTM Global Innovators Fund (since May 2011). He joined Guinness AtkinsonTM as an analyst in December 2006. From September 2003 to December 2006, Dr. Mortimer completed a PhD in experimental physics at the University of Oxford in 2006. Dr. Mortimer graduated from University College London with a Masters in Physics in June 2003.
Matthew Page	Matthew Page is a co-manager of SmartETFs Dividend Builder ETF (and a co-manager of the predecessor mutual fund since March 2012) and Guinness AtkinsonTM Global Innovators Fund (since May 2010). He joined Guinness AtkinsonTM in September 2005, prior to which he was employed by Goldman Sachs from July 2004 to August 2005. He graduated from Oxford University with a Masters in Physics in June 2004.

Fund Expenses

In addition to the advisory fees discussed above, the ETFs incur other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses for the Funds to the amounts (“Expense Caps”) shown below of the respective Fund’s average net assets:

Expense Cap for Year Ending December 31, 2020
SmartETFs Asia Pacific Dividend Builder ETF	x.xx%
SmartETFs Dividend Builder ETF	x.xx%

Distribution Plan & Payments to Dealers

Distribution Plan. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay Rule 12b-1 fees not to exceed 0.10% per year of the Fund’s average daily net assets. No such fee is currently paid, and the Board of Trustees of the Fund has not approved the commencement of payments under the Rule 12b-1 Distribution Plan. The Fund does not plan to make payments under the Rule 12b-1 Plan within one year of the Fund’s effective date. The Fund will provide 60 days’ notice to shareholders before making payments under the Rule 12b-1 Plan.

Additional Payments to Dealers. The Adviser (and their affiliates) may make substantial payments to dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Fund. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund to its customers. You should ask your dealer or financial intermediary for more details about any such payments it receives.

SHAREHOLDER INFORMATION

How to Purchase, Exchange, and Sell Shares

SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF shares trade on the NYSE Arca exchange during the trading day. ETF shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity, and is generally lower if the ETF has a lot of trading volume and market liquidity and higher if the ETF has little trading volume and market liquidity. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater or less than the net asset value. Generally, the ETFs will only issue or redeem ETF shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the ETF’s distributor, as discussed in the Purchase and Issuance of Creation Units section of the Statement of Additional Information. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day. In limited circumstances, ETF shares may be individually issued outside of Creation Units to participants in a dividend reinvestment program offered by a broker.

The trading symbol for the SmartETFs Asia Pacific Dividend Builder ETF Fund is ____, and the trading symbol for the SmartETFs Dividend Builder ETF is ____.

The ETFs will be listed on the NYSE Arca exchange. The listing exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Book Entry

ETF Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding SmartETFs Asia Pacific Dividend Builder ETF shares and is recognized as the owner of all ETF shares for all purposes. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding SmartETFs Dividend Builder ETF shares and is recognized as the owner of all ETF shares for all purposes.

Investors owning ETF shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all ETF shares. Participants include DTC, securities brokers, and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of ETF shares, you are not entitled to receive physical delivery of stock certificates or to have ETF shares registered in your name, and you are not considered a registered owner of ETF shares. Therefore, to exercise any rights as an owner of ETF shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

Frequent Trading

Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not exchange-traded shares), frequent trading of ETF shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains, or otherwise harm Fund shareholders. A few institutional investors are authorized to purchase and redeem shares directly with the Fund. When these trades are effected in-kind (i.e., for securities and not cash), they do not cause any of the potentially harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes a Transaction Fee on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Funds in effecting in-kind trades, such as when an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in ETF shares.

Pricing Fund Shares

Market Price. SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF shares trade in the secondary market at market prices, which may differ from the NAV per share.

Net Asset Value. The NAV of each of the ETFs is determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time).

Each ETF’s NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. The ETFs’ securities are valued based upon readily available price quotations. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Fund’s officers under methods authorized by the Board.

Fair Value Pricing. If market quotations do not accurately reflect fair value for a security, or if such valuations do not reflect current market values, that security may be valued by another method that the Board believes accurately reflects fair value. The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or for which the ETFs’ pricing service does not provide a valuation or provides a valuation that, in the judgment of the Adviser, does not represent fair value. The ETFs also may fair value a security if the ETF or the Adviser believes that the market price is stale.

There can be no assurance that the ETFs could purchase or sell a portfolio security at the price used to calculate the ETF’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

Premium/Discount Information

Information regarding how often the ETFs traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four calendar quarters will be available at www.smartetfs.com.

Distributions and Taxes

Dividends and Capital Gains Distributions. The ETFs will distribute all or most of its net investment income and net capital gains to shareholders. Dividends (investment income), if any, will normally be declared and paid at least annually. Some of the ETFs’ investment income may be subject to withholding tax. Net realized capital gains, if any, will be distributed at last annually, and normally in December. When calculating the amount of capital gain, the ETFs can offset any capital gain with net capital loss (which may be carried forward from a previous year).

Buying Before a Dividend. If you purchased shares of the ETFs on or before the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV on that date and represents, in substance, a return of basis (your cost); however, you will be subject to federal income taxes on this distribution.

Dividend Reinvestment. No dividend reinvestment service is currently provided by the ETFs. Broker dealers may make available a dividend reinvestment service for use by beneficial owners of the ETFs for reinvestment of their dividend distributions. Beneficial owners interested in such a service should contact their broker for availability and other necessary details. Brokers may require beneficial owners to adhere to specific procedures and timetables to participate. If a dividend reinvestment service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the ETF purchased in the secondary market.

Tax Issues. The following tax information is based on U.S. federal tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the federal tax consequences of investing in the Fund as well as for information on foreign, state and local taxes which may apply. A statement that provides the U.S. federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year. Additional tax information appears in the ETFs’ Statement of Additional Information.

Distributions to Shareholders. Qualified dividends received from the ETFs by non-corporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the ETFs. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Funds’ short-term capital gains are taxable as ordinary income. Dividends from the ETFs’ long-term capital gains are taxable as long-term capital gains. You have to pay taxes on distributions even though you have them automatically reinvested. On some occasions a distribution made in January will be treated for tax purposes as having been distributed on December 31 of the prior year.

Dividends and distributions from an ETF, and gains from the sale of shares of an ETF, will be included in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax that applies to certain individuals, estates and trusts.

Generally, the ETFs and financial intermediaries are obligated to withhold and remit to the US Treasury a percentage of taxable distributions and sale or redemption proceeds paid to a shareholder who fails to furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that it is exempt from withholding.

Gain or Loss on Sale of ETF Shares. You may recognize either a gain or loss when you sell ETF shares. The gain or loss is the difference between the proceeds of the sale (the market price per share on the date of sale times the number of ETF shares sold reduced by the expenses of the sale) and your adjusted basis in those ETF shares. Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares. If you sell ETF shares at a loss and purchase shares of the same ETF within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. Shares acquired through a dividend reinvestment may cause a “wash sale”.

Withholding Taxes. The Funds may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Source Income and Withholding Taxes. Some of the ETFs’ investment income may be subject to foreign income taxes that are withheld at the source. If the ETFs meets certain requirements, it may elect to “pass-through” these foreign taxes to shareholders. If the ETFs so elects, you would be required to include in gross income, even though not actually received, your pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a deduction for your share of foreign taxes paid, subject to applicable limitations.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Guinness Atkinson Funds have chosen Average Cost as their default tax lot identification method for all shareholders. A tax lot identification method is the way that Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, each series of the Guinness Atkinson Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” Guinness Atkinson Funds and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Taxes on Creation or Redemption by Authorized Participants.

Authorized Participants who exchange securities for Creation Units generally will recognize gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any cash received by the Authorized Participant in the exchange, and (ii) the sum of the Authorized Participant’s aggregate basis in the securities surrendered and cash paid for Creation Units. Authorized Participants who redeem Creation Units generally will recognize gain or loss equal to the difference between their basis in the Creation Units and the sum of the aggregate market value of securities received and any cash received for such Creation Units. The IRS may take a position that an exchange does not give rise to a loss, including as a result of the “wash sale” rules. Authorized Participants must consult their tax advisors with respect to whether or not such a loss may be deductible.

Capital gain or loss realized upon the redemption (or creation) of Creation Units generally will be treated as long-term capital gain or loss if the shares (or securities surrendered) have been held for more than one year, and as short term capital gain or loss if the shares (or securities surrendered) have been held for one year or less.

Possible Tax Law Changes. At the time that this prospectus is being prepared, the coronavirus and COVID-19 are affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the SmartETFs Asia Pacific Dividend Builder ETF’s and SmartETFs Dividend Builder ETF’s financial performance for the past five years. Each of the SmartETFs Asia Pacific Divided Builder ETF and the SmartETFs Dividend Builder ETF have adopted the performance history of their predecessor funds, which were operated as mutual funds. The financial information shown below is for the predecessor mutual funds for the periods prior to inception of the ETFs on ________ __, 20__.

Some information reflects financial results for a single share of the predecessor mutual funds. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the mutual funds, which the Adviser believes is an accurate representation of how the ETFs would have performed., assuming reinvestment of all dividends and distributions. The information in the table was audited by ________________, whose report, along with the Funds’ financial statements is included in the Funds’ annual report, which is available by calling 866 307-5990.

Guinness Atkinson Asia Pacific Dividend Builder Fund – predecessor to SmartETFs Asia Pacific Dividend Builder ETF
For a capital share outstanding throughout each period.	Year Ended December 31,
	2019	2018		2017		2016		2015
Net asset value, beginning of period	$14.22	$17.85		$13.43		$12.79		$13.83
Income from investment operations:
Net investment income	0.51	0.49		0.40		0.42		0.39
Net realized and unrealized gain (loss) on investments and foreign currency	2.35	(3.36)		4.47		0.71		(1.01)
Total from investment operations	2.86	(2.87)		4.87		1.13		(0.62)
Less distributions:
From net investment income	(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Total distributions	(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Redemption fee proceeds	— (1)	0.01		0.01		—	(1)	— (1)
Net asset value, end of period	$16.58	$14.22		$17.85		$13.43		$12.79
Total return	20.33%	(16.42)%		36.70%		8.81%		(4.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$4.7	$4.2		$7.6		$8.5		$7.3
Ratio of expenses to average net assets:
Before fees waived	4.02%	3.27%		3.48%		3.14%		3.87%
After fees waived(2)	1.10%	1.12	%(3)	1.12	%(3)	1.11	%(3)	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.34%	0.89%		0.20%		1.11%		0.36%
After fees waived	3.26%	3.04%		2.56%		3.14%		2.25%
Portfolio turnover rate	32.99%	23.38%		47.32%		30.91%		28.59%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015 the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.02%, 0.02% and 0.01% for the year ended December 31, 2018, 2017 and 2016, respectively.

Guinness Atkinson Dividend Builder Fund – predecessor to SmartETFs Dividend Builder ETF
For a capital share outstanding throughout the period.	Year Ended December 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of period	$16.91	$18.09	$15.28	$14.75		$15.83
Income from investment operations:
Net investment income	0.49	0.44	0.41	0.46		0.42
Net realized and unrealized gain (loss) on investments and foreign currency	3.97	(1.17)	2.82	0.54	(3)	(0.99)
Total from investment operations	4.46	(0.73)	3.23	1.00		(0.57)
Less distributions:
From net investment income	(0.50)	(0.45)	(0.42)	(0.47)		(0.46)
From net realized gain	(0.13)	—	—	—		(0.05)
Total distributions	(0.63)	(0.45)	(0.42)	(0.47)		(0.51)
Redemption fee proceeds	—	—	—	—		— (1)
Net asset value, end of period	$20.74	$16.91	$18.09	$15.28		$14.75
Total return	26.71%	(4.14)%	21.34%	6.83%		(3.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$12.9	$8.5	$9.0	$7.8		$11.0
Ratio of expenses to average net assets:
Before fees waived	1.98%	2.00%	2.06%	2.11%		1.77%
After fees waived(2)	0.68%	0.68%	0.68%	0.70	%(4)	0.68%
Ratio of net investment income (loss) to average net assets:
Before fees waived	1.30%	1.12%	1.07%	1.41%		1.76%
After fees waived	2.60%	2.44%	2.45%	2.82%		2.86%
Portfolio turnover rate	18.51%	23.71%	18.61%	21.57%		24.94%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.
(3)	An affiliate of the Fund reimbursed the Fund $203.00 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

INDEX DESCRIPTIONS

The MSCI AC (All Country) Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of December 2018, the MSCI AC Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

The MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 2018 the MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

NOTICE

SmartETFs Asia Pacific Dividend Builder ETF or SmartETFs Dividend Builder ETF shares are not sponsored, endorsed, sold or promoted by the NYSE Arca Exchange. NYSE Arca makes no representation or warranty, express or implied, to the ETF’s shareholders or any member of the public regarding the advisability of investing in securities generally or in the ETFs in particular, or with respect to any ETF’s ability to achieve its investment objective.

The Listing Exchange is not responsible for, nor has it participated in, the timing of, prices of, or quantities of the shares of the ETFs to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The Listing Exchange has no obligation or liability to owners of the shares of the ETFs in connection with the administration, marketing, or trading of the shares of the ETFs.

▪	Statement of Additional Information. The SAI provides a more complete discussion about the ETFs and is incorporated by reference into this prospectus, which means that it is considered a part of this prospectus.

▪	Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about the ETFs’ investments. The ETFs will issue an annual report after the fiscal period ends, which will contain a discussion of the market conditions and principal investment strategies that significantly affected the ETFs’ performance during the fiscal period.

To Review or Obtain this Information: The SAI and annual and semi-annual reports are available without charge upon your request by sending an e-mail request to mail@smartetfs.com, by calling 866 307-5990 (toll free in the United States), visiting the ETFs’ website, www.smartetfs.com, or by calling or writing a broker-dealer or other financial intermediary. To request other information about the ETFs and to make shareholder inquiries, please call 866 307-5990. Reports and other information about the ETFs are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file no. 811-08360

Contact SmartETFs Asia Pacific Dividend Builder ETF or SmartETFs Dividend Builder ETF

Website: www.smartetfs.com

Email: mail@smartetfs.com

Subject to Completion. The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

SmartETFs Asia Pacific Dividend Builder ETF and
SmartETFs Dividend Builder ETF

[______________ __, 2020]

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated _________, 20__, pursuant to which the Fund listed above is offered. This SAI is incorporated by reference in its entirety into the prospectus. Please retain this SAI for future reference.

For a free copy of the prospectus, please call toll-free 866 307-5990.

GENERAL INFORMATION AND HISTORY	2
INVESTMENT OBJECTIVE AND POLICIES	3
General Information about the Fund	3
Money Market Instruments	4
Foreign Issuers	4
Other Investment Companies	5
Securities Lending	5
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	5
Illiquid and Restricted Securities	5
RISK FACTORS AND SPECIAL CONSIDERATIONS	6
Foreign Securities	6
Economic and Political Risks	6
Securities Market Risks	7
Interest Rate Fluctuations	7
Governmental Credit Risk	7
Accounting Standards and Legal Framework	7
Additional Foreign Currency Considerations	7
Investment Funds and Repatriation Restrictions	8
INVESTMENT RESTRICTIONS AND POLICIES	9
Fundamental Investment Restrictions	9
Non-Fundamental Investment Policies	10

CODE OF ETHICS	10
BROKERAGE CONSIDERATIONS	10
PURCHASE AND ISSUANCE OF CREATION UNITS	11
Purchases through the Clearing Process	13
Purchases Outside the Clearing Process	13
Transaction Fees	13
Continuous Offering	14
REDEMPTION OF CREATION UNITS	14
Placement of Redemption Orders Using the Clearing Process	15
Placements of Redemption Orders Outside Clearing Process	15
MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION	15
Market Price of Shares	15
NAV Calculation	16
Securities Valuation	16
PERFORMANCE INFORMATION	17
PORTFOLIO HOLDINGS INFORMATION	18
TAX MATTERS	19
Qualification as a Regulated Investment Company	19
Excise Tax on Regulated Investment Companies	22
Fund Distributions	22
Sale or Redemption of Shares	25
Foreign Shareholders	25
Tax Shelter Reporting Regulations	26
Effect of Future Legislation; Foreign, State and Local Tax Considerations	26
Creation and Redemption of Creation Units	26
MANAGEMENT OF THE TRUST	26
Leadership Structure and the Board of Directors	27
Risk Oversight	28
Board Committees	28
Ownership in Securities of the Adviser and Distributor and Related Companies; Compensation	29
Trustee Ownership in the Funds	29
Control Persons and Principal Security Holders	29
THE INVESTMENT ADVISER AND ADVISORY AGREEMENT	29
PORTFOLIO MANAGERS	31
Fund Ownership	31
Conflicts of Interest	31
Compensation	32
THE ADMINISTRATOR	32
DISTRIBUTION PLAN	32
DESCRIPTION OF THE FUND	32
Book Entry Order System	33

SHAREHOLDER REPORTS	34
FINANCIAL STATEMENTS	34
PROXY VOTING GUIDELINES	34
GENERAL INFORMATION	36
ANTI-MONEY LAUNDERING PROGRAM	36

GENERAL INFORMATION AND HISTORY

Guinness Atkinson™ Funds (the “Trust”) was first organized as a Maryland corporation on January 7, 1994 and converted to a Delaware statutory trust (formerly known as a Delaware business trust) on April 28, 1997 as an open-end, series, management investment company. The Trust is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940. The Trust comprises twelve separate, series portfolios, each of which has unique investment objectives and strategies. This SAI describes only two portfolios, the SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF. Eight other separate series, which are operated as open-end mutual funds, are described in a separate SAI. Two other separate series, which are operated as exchange traded funds (“ETFs”), SmartETFs Smart Transportation & Technology ETF and SmartETFs Advertising & Marketing Technology ETF, are also described in separate SAIs. The SmartETFs Asia Pacific Dividend Builder ETF began operations March 31, 2006 as a traditional open-end mutual fund. It was converted to an exchange traded fund on _________ XX, 2020. The SmartETFs Dividend Builder ETF began operations on March 30, 2012 as a traditional open-end mutual fund. It was converted to an exchange traded fund on ____________ XX, 2020.

Both Funds are exchange-traded funds (“ETFs” or, for purposes of this SAI, “Funds”) and their Exchange Traded Shares (the “Shares”) are listed on the NYSE Arca exchange (the “Exchange”). Shares of both ETFs trade on the Exchange at market prices that may differ from the Shares’ respective net asset values (“NAV”). Each ETF issues and redeems Shares on a continuous basis at NAV in large, specified blocks of Shares (typically 10,000 shares or more) called “Creation Units.” Currently, Creation Units generally consist of 10,000 Shares, though this may change from time to time. Creation Units are not expected to consist of less than 10,000 Shares.

Creation Units are issued to and redeemed by Authorized Participants in-kind for securities included in the ETF’s portfolio and in some cases, an amount of cash, at the discretion of the Adviser. Except when aggregated in Creation Units, Shares are not redeemable securities of the ETFs. Retail investors, therefore, generally will not be able to purchase the Shares directly (except through a dividend reinvestment program offered by a broker). Retail investors will purchase Shares in the secondary market with the assistance of a broker.

The discussion below regarding each ETF’s investment objectives and policies should be read in conjunction with each ETF’s prospectus. Portfolio management of each ETF is provided by Guinness Atkinson™ Asset Management, Inc., a Delaware Corporation with offices at 225 South Lake Avenue, Suite 216, Pasadena, California 91101.

INVESTMENT OBJECTIVES AND POLICIES

SmartETFs Asia Pacific Dividend Builder ETF

SmartETFs Asia Pacific Dividend Builder ETF’s investment objective is to provide investors with dividend income and long-term capital appreciation. SmartETFs Asia Pacific Dividend ETF invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, dividend-producing equity securities of Asia Pacific companies. The Fund seeks to allow investors the opportunity to profit from the transition of Asia Pacific economies as they move from developing to developed economies. Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. In the Adviser’s view, investing in dividend-paying stocks permits investors to gain access to the more established companies in the region. The Adviser seeks to invest in companies that have returned a cash flow return on investment of at least 8% or each of the last eight years, and, in the opinion of the Adviser, are likely to grow their dividend over time.

Under normal market conditions the SmartETFs Asia Pacific Dividend Builder ETF will invest in at least four different countries, which include but are not limited to Australia, Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, United Kingdom, United States and Vietnam. The ETF’s concentration may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria) although the Adviser has a bias towards concentration. The degree of concentration of the portfolio will vary over time, and under normal market conditions, the ETF may have as few as 25 holdings, or may hold securities in 75 or more companies. The Adviser will invest the ETF’s assets in securities of all market capitalization companies that are dividend-producing and in companies domiciled in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The ETF is designed for investors who seek dividend income and long-term capital appreciation through focused investment in dividend-producing stocks of Asia Pacific companies.

SmartETFs Dividend Builder ETF

SmartETFs Dividend Builder ETF’s investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation. The SmartETFs Dividend Builder ETF will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded, equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term. The Adviser uses fundamental analysis to assess a company’s ability to maintain consistent, real (after inflation) dividend growth. One key measure of a company’s ability to achieve consistent, real dividend growth is its consistency in generating high returns on capital. The Adviser seeks to invest in companies that have returned a real cash flow return on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, are likely to grow their dividend over time. The ETF will not change this strategy unless it gives shareholders at least 60 days’ notice. Equity Securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The ETF will consider all companies in the world’s developed and emerging markets. The Adviser will invest the ETF’s assets in securities of all market capitalization companies. Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

The ETF is designed for investors who seek a moderate level of current income and investments in dividend paying companies that have the ability to increase their dividends consistently over time.

All Exchange Traded Funds

Temporary Defensive Strategies. When current market, economic, political or other conditions are unsuitable or would impair the pursuit of an investment objective, the Adviser may temporarily invest up to 100% of an ETF’s assets in cash, cash equivalents or high quality short-term money market instruments. When an ETF takes a temporary defensive position, it may not achieve its investment objective. The ETFs do not engage in market timing. The Adviser’s philosophy for the funds it manages is that the funds should remain invested and the ETFs are managed to be fully invested at all times.

Diversification. The ETFs are diversified funds, which means they are subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

General Information about the ETFs

The following information concerning the ETFs augments the disclosure provided in each ETF’s Prospectus.

Derivatives

The ETFs do not intend to employ leveraging techniques, except that the ETFs may use derivatives from time to time when desirable to effectuate their investment strategies. The ETFs intend to use foreign currency forward contracts. An ETF will not purchase new securities if 5% or more of its assets are invested using derivative instruments. All investments using derivative instruments are subject to asset segregation and cover requirements. For more information about foreign currency forward contracts, see “Additional Foreign Currency Considerations” under “Risk Factors and Special Considerations”. The ETFs do not use derivatives as a principal investment strategy.

Money Market Instruments

Each ETF may invest in Money Market Instruments in anticipation of investing cash positions. “Money Market Instruments” are short-term (less than twelve months to maturity) investments in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While each ETF does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, under normal market conditions no ETF expects to have a substantial portion of its assets invested in Money Market Instruments.

Foreign Issuers

The ETFs may invest indirectly in issuers through sponsored or unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), Global Depository Shares (“GDSs”) and other types of Depository Receipts (which, together with ADRs, EDRs, GDRs, and GDSs, are hereinafter referred to as “Depository Receipts”). Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities. Depository Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. Certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

Other Investment Companies

The ETFs, together with any of their “affiliated persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), may only purchase up to 3% of the total outstanding securities of any underlying investment company, unless otherwise permitted by SEC order. Accordingly, when an ETF or such “affiliated persons” hold shares of any of the underlying investment companies, an ETF’s ability to invest fully in shares of those investment companies is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference. There can be no assurance that appropriate investment companies will be available for investment. The ETFs will not invest in other investment companies unless, in the Adviser’s judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Securities Lending

Each ETF may lend portfolio securities up to 33-1/3% of its total assets. Currently the ETFs are not participating in securities lending arrangements but they may do so. The ETFs may lend their portfolio securities to brokers, dealers and other financial institutions, provided that a lending ETF receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, an ETF can increase its income through the investment of the cash collateral. For the purposes of this policy, the ETFs considers collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the ETFs’ investment standards to be the equivalent of cash. Securities lending involves counterparty risk, including the risk that loaned securities may not be returned and/or a loss of rights in the collateral if the borrower or lending agent defaults. In addition, the ETFs bear the risk that income earned may not be sufficient to cover the costs paid, as well as the risk of loss that the investments of the cash collateral received from the borrower decline in value, which do not trigger additional collateral requirements from the Borrower. The ETFs will pay a portion of the income earned on a lending transaction to a third party that is unaffiliated with the ETFs or the Funds and that is acting as a “placing broker” and may pay other fees in connection with securities lending program.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the ETFs’ investment policies and strategies described in the Prospectus. Each ETF, in pursuing its investment objective, will invest as described below and employ the investment techniques described in the Prospectus and elsewhere in this SAI.

Illiquid and Restricted Securities

Each ETF may invest up to 15% of its net assets in illiquid securities. The term “illiquid security” is defined as a security that the ETF reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The ETFs will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of an ETF’s net assets are invested in illiquid investments, the ETF will not make further investments and will reduce its holdings of illiquid investments in an orderly fashion in order to maintain adequate liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” an ETF may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Adviser will determine the liquidity of Rule 144A securities under the supervision of the Board. The liquidity of Rule 144A securities will be monitored by the Adviser, and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, an ETF’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the ETF does not exceed its applicable percentage limitation for investments in illiquid securities.

In reaching a liquidity decision, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Infectious Disease Risk

An outbreak of COVID-19, a highly contagious illness, commenced in 2019 and spread globally. This outbreak has resulted in travel restrictions, including limitations on border crossings, health screenings at points of entry, quarantines, business closures and operating restrictions, supply chain interruptions, layoffs, disruption of and stress in healthcare delivery, and defaults, resulting in reduced consumer demand for goods and services, disruptions to financial markets and other significant economic impacts, as well as general concern and uncertainty. Market disruptions can adversely impact a Fund and its investments. Further, some local financial markets have been or may be subject to closures, which can be unannounced and of indeterminate length. If a market in which a Fund’s investments trades implements a trading suspension, the Fund’s ability to buy or sell securities in that market will be adversely impacted. The outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in unpredictable ways. Historically, governmental and quasi-governmental authorities and regulators have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including stimulus measures such as direct capital infusions into companies, monetary policy changes, and interest rate adjustments. Capital re-direction to manage consequences of the outbreak may adversely affect governmental, quasi-governmental and corporate balance sheets. Any unexpected change in these policies, or their ineffectiveness, is likely to increase market volatility, which could adversely affect the Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Foreign Securities

Investors should recognize that investing in securities of companies in foreign countries involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies and these risks apply to direct investment in securities issued in foreign market countries and to ADRs and GDRs of such companies issued in the United States. The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, tariffs, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries. U.S. interactions with foreign countries may change, and trade negotiations, trade agreements and tariffs, or announcements about trade negotiations, trade agreements or of tariffs, may adversely impact the value of securities issued by companies located in countries outside the United States.

Many emerging and developing countries have different social, political, and economic stability characteristic as compared to the United States, which can result in political and economic instabilities that may be expressed in the form of (1) high interest rates; (2) high levels of inflation, including hyperinflation; (3) high levels of unemployment; and (4) changes in government economic policies or tax policies, sometimes without notice. Changes in government policies in emerging and developed countries may rapidly affect inflation rates.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or an ETF’s investments in those countries. In addition, internal laws and regulations concerning contracts or property may be undeveloped compared to other legal systems, and it may be more difficult to obtain a judgment in a court outside the United States or enforce a foreign judgment (in U.S. or foreign courts).

Specific Foreign Country Risks

Investing in companies located in any country subjects the Fund to economic, political, regulatory and social risks specific to that country, including instability. Countries in Europe may be more sensitive to secessionist, independent or nationalist political movements, which could adversely affect their economies and trade relationships.

EU Risk. The Fund may invest in companies within the European Union, including the France, Germany, Italy, and the Netherlands. Political, social and economic conditions in Europe could affect the value of companies in that region. European financial markets may experience volatility due to concerns about levels of government debt, credit events (which may relate to the entire European Union or specific countries), concerns over unemployment and migration, the impact of Brexit and future of the euro as a common currency, possible restructuring of government debt for some EU members, as well as implementation of fiscal and monetary policies in the European Union. Companies within the EU are likely to be more sensitive to events concerning Brexit. If additional members decide to exit the European Union or stop using the Euro as a currency, the Fund’s investments in companies in the countries within the European Union could be adversely affected.

Risks of Investing in France. The Fund’s investments in French issuers are subject to legal, currency and security risks specific to France. Brexit is expected to reduce demand for exports from France, which may cause the French economy to experience fluctuations reflecting concerns for an impending economic downturn, reduced demand for French exports, higher unemployment and increasing government debt. France’s economy depends on agricultural exports. France has experienced several incidents of terrorism, resulting in increased and different security demands. These attacks may adversely affect France’s tourism sector.

Risks of Investing in Germany. The Fund’s investments in German issuers may subject the Fund to legal, currency, and security risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the EU, which have led to downward pressure on the earnings of certain financial institutions, including German financial services companies. Germany has an export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the U.K., France, Italy and other European countries. Germany is dependent on the economies of these other countries, and any change in the price or demand for German exports may have an adverse impact on its economy.

Risks of Investing in Italy. The Fund’s investments in Italian issuers subjects the Fund to legal and currency risks specific to Italy. Among other things, Italy’s economy has been characterized by slow growth over the past few decades due to factors such as a high tax rate, rigid labor market and a generous pension system. Recently, the Italian government has experienced significant budget deficits and a high amount of public debt, causing credit agencies to lower Italy’s sovereign debt rating. The Italian economy is also heavily dependent on trade with other European countries.

Risks of Investing in the Netherlands. Investments in Dutch issuers may subject the Fund to legal, regulatory, political, currency, security and economic risk specific to the Netherlands and the countries that use the euro. In addition, because the economy of the Netherlands is export driven, the Netherlands relies heavily on its key trading partners.

Risks of Investing in Sweden. Investments in Swedish issuers are subject to legal, currency and security risks specific to Sweden. Sweden has a highly developed social welfare system and a high percentage of Sweden’s labor force participates in union membership. As a result, Sweden’s economy could be adversely impacted by increased government spending, higher production costs and lower productivity, among other things.

Other Country Risk

Risks of Investing in Canada. Canada’s economy depends significantly on key trading relationships, including with the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets, including those in the energy sector, and negative changes in commodities’ markets, whether due to changes in demand, market events, regulatory changes or other factors, could adversely impact the Fund’s holdings of securities of Canadian issuers.

Risks of Investing in Australia. Investments in Australian issuers are subject to currency and security risks specific to Australia. Australian is heavily dependent on exports from the energy, agricultural and mining sectors. The Australian economy is more sensitive to fluctuations in the commodities markets. Australia is also dependent on trading with key trading partners.

Risks of Investing in the United Kingdom. Investments in UK issuers are subject to currency and security risks specific to the UK. The UK is one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the economy of the UK may be impacted by changes to the economic condition of the United States and other European countries. The government of the UK continues to exercise control over sectors of the economy, which could adversely impact economic growth. The UK includes Northern Ireland, which has an economy that is subject to special risks of economic, political and social instability. The UK is subject to special risks concerning Brexit, the withdrawal of the UK from the European Union, which is expected to occur in 2020. The economy of the UK and companies in the UK could be adversely affected by changes in trading and other relationships due to Brexit.

Risks of Investing in Asia

Japan Risks. In recent years, Japan’s economy has grown slower as compared to other Asian nations and its economic growth rate has been low, including due to natural disasters. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism, changes in its labor markets and fluctuations in its financial services sector and other distressed business sectors. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Japan’s economy and Japanese companies. Japan’s economy may be adversely affected by trade limitations, tariffs, competition from other Asian markets, commodities prices and debt burdens. Japanese companies may be more sensitive to commodity prices, energy prices, and changes in Japan’s labor market as well as export limitations and tariffs.

Taiwan Risks. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Taiwan’s economy and Taiwan companies. Taiwan’s economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Taiwan’s economy is sensitive to changes in the economies of Japan, China, and the U.S. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the risk of war with China. These tensions may materially affect the Taiwanese economy and securities of Taiwan issuers.

South Korea Risks. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. Defense and foreign affairs for Hong Kong are controlled by China. Under the Basic Law, Hong Kong citizens continue to enjoy customary rights such as free speech and assembly, press, religion, and the right to strike and travel, as well as traditional systems respecting business ownership, private property, the right of inheritance and foreign investment flows. China has contractually committed that it will not alter Hong Kong’s autonomy before 2047. Currently, Hong Kong is undergoing a period of political and social unrest relating to extradition treaties proposed in 2019. If China were to exercise authority to impose changes in Hong Kong, Hong Kong’s economy and shares of companies trading on Hong Kong’s securities markets would be adversely affected.

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of an ETF’s limitations on such purchases. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, an ETF will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the ETF may invest on other stock exchanges where commissions are negotiable.

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally declines. The magnitude of these fluctuations generally will be greater for securities with longer maturities. Changes in global markets and economies, low interest rate environments, regulatory interventions and negative interest rate environments can also significantly affect interest rate fluctuations, including in ways that are not always predictable. Although the ETFs do not hold fixed income securities, dividend stocks may be sensitive to interest rate fluctuations.

Governmental Credit Risk

The obligations of foreign government entities, including supranational issuers, have various kinds of government support. Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. All issuers of “B” shares, “H” shares and Red Chips, in which the ETFs may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards.

Additional Foreign Currency Considerations

Special Risks of Developing and Emerging Markets. Emerging and developing market countries may have less liquid securities markets with greater price volatility; impose exchange controls; impose differential taxes on foreign investors; and impose restrictions on direct investments or investments in issuers in particular industries.

Currency Risk. A change in the value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income an ETF has available for distribution. Because a portion of the ETFs’ investment income may be received in foreign currencies, the ETFs will be required to compute their income in U.S. dollars for distribution to shareholders, and therefore the ETFs will absorb the cost of currency fluctuations.

A portion of an ETF’s assets will be invested in securities of entities in foreign markets and a portion of the income received by an ETF will be in foreign currencies. If the value of the foreign currencies in which an ETF receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the ETF converts the foreign currencies to U.S. dollars, the ETF will be required to liquidate securities in order to make distributions if the ETF has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on an ETF’s performance.

Changes in foreign currency exchange rates also will affect the value of securities in the ETFs’ portfolios and the unrealized appreciation or depreciation of investments. Further, the ETFs may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the ETFs at one rate, while offering a lesser rate of exchange should the ETFs desire immediately to resell that currency to the dealer.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The ETFs could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

The ETFs may invest in other registered investment companies, including open-end funds, closed-end funds and exchange traded funds (ETFs), subject to limitations set forth in the 1940 Act. This may include investment in money market mutual funds in connection with the ETFs’ management of daily cash positions. Investments in the securities of other registered investment companies may involve duplication of management fees and expenses. If an ETF invests in such investment funds, the ETFs’ shareholders will bear not only their proportionate share of the expenses of the ETF, but also will bear indirectly similar expenses of the underlying investment funds. The ETF would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the total assets of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. Under an exception to this rule, an ETF is subject only to the 3% limit so long as the ETF does not charge a sales charge in excess of 1.5%.

Registered investment companies are permitted to invest in the ETFs beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the ETFs.

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Investment Restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of each of the Funds. As used in the Prospectus and SAI, the term “majority of the outstanding shares” of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Funds’ fundamental investment restrictions set forth in their entirety. In contrast to the investment restrictions described below, investment policies are not fundamental and may be changed by the Board without shareholder approval.

Unless otherwise noted, whenever a fundamental investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to the limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s fundamental investment restrictions. With respect to limitations on borrowings, if a Fund’s asset coverage falls below 300% at any time (not including Sundays and holidays), a Fund shall, within three days thereafter, reduce the amount of its borrowings so that asset coverage of its total borrowing shall be at least 300%. For purposes of a Fund’s investment policy on concentration, “to concentrate” generally means to invest more than 25% of a Fund’s total assets, measured at market value at the time of investment, and “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of applying this 25% limitation, the Adviser references industry classifications published by a variety of sources and generally considers industry classifications at the sub-group level provided by Bloomberg, L.P. The Adviser may also determine, acting in good faith based on its own analysis, that an industry group or sub-group may be so broad that the economic characteristics of issuers within a group differ materially, or that the classification of a particular issuer within a group is unreliable. In that case, the Adviser may reclassify the issuer into a different group for purposes of this policy.

Fundamental Investment Restrictions

The Funds may not:

1.	Issue senior securities, except that a Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. A Fund may pledge up to 33 1/3% of its assets to secure such borrowings.

2.	Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

6.	Make short sales of securities or maintain a short position (except that a Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.	Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, a Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

8.	With respect to 75% of a Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Non-Fundamental Investment Policies

Each Fund also has non-fundamental investment policies:

1.	Each Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice to shareholders.

2.	Each Fund may not invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

Code of Ethics

Each of the Trust, Guinness Atkinson™, Foreside Fund Services, LLC, the ETFs’ distributor (the “Distributor”) have adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust, Guinness Atkinson™ and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the ETFs (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the ETFs by Guinness Atkinson™ subject to the supervision of the Board and pursuant to authority contained in the Agreement between the Trust and Guinness Atkinson™. In selecting brokers or dealers, Guinness Atkinson™ will consider various relevant factors, including, but not limited to, the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

Brokers or dealers selected by Guinness Atkinson to execute the ETFs’ portfolio transactions may include the ETFs’ Authorized Participants (as discussed in “Purchases and Issuance of Shares in Creation Units”) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the ETFs’ portfolio transactions in conjunction with a creation unit order so long as such selection is in keeping with the foregoing policies.

It is possible that brokers or dealers selected to execute Fund portfolio transactions may provide research services, or statistical material or other services to the Fund or to Guinness Atkinson™ for the Funds’ use, that, in the opinion of the Board, are reasonable and necessary to the Funds’ normal operations. As permitted by Section 28(e) of the Securities Exchange Act of 1934, Guinness Atkinson™ may cause the Fund(s) to pay a broker-dealer that provides brokerage and research services to Guinness Atkinson™ (for the Fund(s) and/or other accounts for which Guinness Atkinson™ exercises investment discretion) an amount of commission for effecting a securities transaction for the Fund(s) greater than the amount other broker-dealers would have charged for effecting the transaction if Guinness Atkinson™ determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Guinness Atkinson™’s overall responsibilities to accounts over which it exercises investment discretion. Not all such brokerage and research services may be useful or of value in advising the Funds.

For this purpose, pursuant to Section 28(e) and applicable SEC guidance and interpretations, “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions. Historically, Guinness Atkinson™ and/or other funds it manages have received the following types of services: economic studies, industry studies, security analysis or reports, sales literature and statistical services. If Guinness Atkinson™ were to receive these types of services, it would determine the amount of allocations to brokers who provide research services and report brokerage allocations, on an overall basis and involving research services, regularly to the Board.

The receipt of research from brokers or dealers may be useful to Guinness Atkinson™ in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Guinness Atkinson™’s other clients may be useful to Guinness Atkinson™ in carrying out its obligations to the ETFs. To the extent the ETFs’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the ETFs may exceed those that might otherwise be paid by an amount that cannot be presently determined. The fees paid by the ETFs to Guinness Atkinson™ are not reduced because Guinness Atkinson™ receives brokerage and research services. While such services are not expected to reduce the Guinness Atkinson™’s expenses, Guinness Atkinson™ might, through use of the services, avoid the additional expenses that would be incurred if it attempted to develop comparable information on its own.

Guinness Atkinson™ may receive research services, or statistical material or other services to the Funds from research providers that are not affiliated with an executing broker or dealer, but which have entered into payment arrangements involving an executing broker or dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker or dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker or dealer enter into a related agreement specifying the amount or the ratio of commissions on portfolio transactions as consideration for the executing broker or dealer making payments for Third Party Research Services received by the investment adviser. Essentially, the investment adviser and the broker-dealer establish a pool of commission credits and the broker-dealer pays research providers directly from this pool, and the broker-dealer agrees that it will use credits only to pay for research services that are permissible under Section 28(e). Currently, the Adviser does not receive research through Third Party Research Service arrangements.

Guinness Atkinson™ is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or other funds in the Guinness Atkinson fund complex, and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over the counter market.

Brokers or dealers who execute portfolio transactions on behalf of the Funds may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Adviser determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Guinness Atkinson™’s overall responsibilities to the Funds.

It may happen that the same security held by the Funds will also be held by other clients of Guinness Atkinson™. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

[Brokerage with Fund Affiliates. Subject to the supervision of Guinness Atkinson™ and the Board, brokerage or other agency transactions for the Funds may be executed through registered broker-dealer affiliates of the Fund’s _________ for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions, which means amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including the Trustees who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. Brokerage transactions effected through affiliates of the _____________ will be reviewed regularly.]

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

Purchase and Issuance of Creation Units

The Trust issues and redeems Shares (1) only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per Share next determined after receipt of an order, on any Business Day (as defined herein), in proper form pursuant to the terms of the Authorized Participant Agreement (“Authorized Participant Agreement”); or (2) through a dividend reinvestment program offered by a broker. A “Business Day” is any day on which the NYSE is open. Purchases and redemptions of Creation Units are subject to a Transaction Fee, as defined below. Currently, a Creation Unit is 10,000 shares.

Authorized Participants

Creation Units of Shares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). The Authorized Participant must agree pursuant to the terms of the Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that the Authorized Participants will make available an amount of cash sufficient to pay the Balancing Amount (as defined below) and the transaction fee described in “Transaction Fees.” The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Instruments (as defined below). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants.

Each Business Day, prior to the opening of trading on an ETF’s Primary Listing Exchange, NYSE Arca, normally at 9:30 a.m., the Adviser will cause to be published through the National Securities Clearing Corporation (NSCC) and disclose on its Website the names and quantities of an in-kind deposit of specific instruments (the “Deposit Instruments”) comprising the Creation Basket, as well as the estimated Balancing Amount (if any) for that day, for each ETF. The Creation Basket and the Balancing Amount, taken together, are referred to as the Portfolio Deposit. The published Creation Basket will apply until a new Creation Basket is announced on the following business day, and there will be no intra-day changes to the creation Basket except to correct errors in the Creation Basket. The Adviser will also publish on its website each Fund’s NAV and the closing price or Bid/Ask Price as of the NAV calculation time, all as of the prior business day. The identities and quantities of the Deposit Instruments for the Funds may also be fully available through unaffiliated third-party vendors.

Authorized Participants that wish to purchase Fund shares from the Transfer Agent through the Distributor will do so by delivering an in-kind deposit of specific instruments (“Deposit Instruments”) constituting the Creation Basket a sum of cash constituting the Balancing Amount, if required (collectively, the “Portfolio Deposit”), and the appropriate transaction fee. Creation Units are sold at their NAV plus a transaction fee, as described below. The Adviser may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice, in all cases at the Adviser’s discretion.

The Trust reserves the absolute right to reject a purchase order transmitted to it by the Transfer Agent if (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of one of the Funds; (b) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (c) the acceptance of the purchase order transaction would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (d) the value of the Balancing Amount to accompany an in-kind deposit exceeds purchase authorization limit extended to an Authorized Participant by the custodian and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the custodian prior to the relevant Cut-Off Time for the Fund on the Transmittal Date; (e) the purchase order is not in proper form; or (f) in the event that circumstances outside the control of the Trust, the Transfer Agent and the Adviser make it impractical to process purchase orders, which could include acts of God; public service or utility problems resulting in telephony or data transmission failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other data systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Fund’s Custodian, a sub-custodian or any other participant in the creation process; or similar extraordinary events. The Trust shall notify an Authorized Participant if an order has been rejected. The Trust and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

Cut Off Time for Purchase Orders

For each ETF, the deadline for the receipt of purchase orders is referred to as the “Cut Off Time.” The Cut-Off Time is 4:00 p.m. Eastern time on any Business Day. The Cut Off Time will be earlier on any day that the NYSE Arca closes early.

Purchase orders will be processed based on the NAV next calculated after receipt by the Transfer Agent by 4:00 p.m. of the order in proper form.

Economic or market disruptions, or telephone or communications failure, could impede the ability to reach the Distributor, the Transfer Agent or an Authorized Participant. Orders to create shares that are received on a day before a holiday or a day (other than a Saturday or Sunday) when the equity markets in a relevant non-U.S. market are closed may not be accepted.

Purchases through the Clearing Process

An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of NSCC as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such process being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process. To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Transfer Agent to transmit to NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to NSCC, the Authorized Participant agrees to deliver the requisite Deposit Instruments and the Balancing Amount to the Trust, together with the transaction fee and such additional information as may be required by the Transfer Agent.

Purchases Outside the Clearing Process

An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through DTC. Purchases (and redemptions) of Creation Units settled outside the Clearing Process are likely to require transmittal by DTC participants earlier than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Balancing Amount, each as applicable and at the discretion of the Adviser, or of the Cash Purchase Amount together with the applicable transaction fee.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends on all of the facts and circumstances pertaining to that person’s activities. Thus the examples mentioned above should not be considered a complete description of all the effecting transactions in Shares, whether or not participating in the distribution of Shares, are general required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act.

The Trust has been granted an exemption by the SEC from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with a product description of the Shares. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to an ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Rule 153 under the 1933 Act a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange on which the Shares of such Fund trade. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to other transactions.

Redemptions of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent by 4:00 p.m. on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

Cut Off Time for Redemption Orders

Redemption orders must also be received by the Funds’ Cut Off Time, which is 4:00 p.m. Eastern time on any Business Day. The Cut Off Time will be earlier on any day that the NYSE Arca closes early.

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Transfer Agent by 4:00 p.m. on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Redemptions may be affected by closures on foreign exchanges, which may close for holidays or other reasons that prevent the transfer of a security. If a Creation Unit is redeemed that contains foreign investments, there may be a delay in settlement to the extent necessary when additional time for settlement is actually required due to a local market holiday or extended delivery cycles in a foreign market.

The redemption proceeds for a Creation Unit generally consist of “Redemption Instruments”, which are portfolio securities, as announced by the Adviser through the NSCC on any Business Day, plus the Balancing Amount. The redemption transaction fee is deducted from such redemption proceeds. A Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash. The right of redemption may be suspended or the date of payment postponed for any period in which the NYSE is closed (other than customary weekend and holiday closings); for any period during which trading on the NYSE is suspended or restricted; for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or in such other circumstances as permitted by the SEC. If a Fund holds foreign securities that are traded on an exchange that is closed for a holiday or scheduled closing during the time that a redemption order for a Creation Unit is pending, the Fund may in its discretion exercise its option to redeem that portion of the Creation Unit in cash. If a Fund holds foreign securities that are not permitted to be delivered in kind by the Fund, the Fund will sell the portion of such foreign securities and deliver that portion of the redemption proceeds in cash.

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received by the Transfer Agent in proper form by the Cut Off Time (4:00 PM Eastern Time or earlier in the event that the NYSE closes early), in order to receive that day’s closing NAV per Share. All other procedures set forth in the Participant Agreement must be followed in order for you to receive the NAV determined on that day. The requisite Redemption Instruments and the Balancing Amount or the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placements of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a “participating party” under the Authorized Participant Agreement, but such orders must state that the DTC Participant is not using the Clearing Process and that the redemption of Creation Units will instead be effected through the transfer of Shares directly DTC. A redemption order must be received by the Transfer Agent in proper form by the Cut Off Time (by 4:00 PM Eastern Time or earlier in the event that the NYSE closes early) in order to receive that day’s closing NAV per Share. All procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. The order must be accompanied or preceded by the requisite number of Shares of Funds specified in such order, which delivery must be made through DTC to the custodian by the second Business Day (T+1) following such transmittal date. All other procedures set forth in the Authorized Participant Agreement must be properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received by the Transfer Agent by 4:00 p.m., the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Balancing Amount, which are expected to be delivered within two Business Days and the Cash Redemption Amount (by the second Business Day (T+2) following the transmittal date on which such redemption order is deemed received by the Transfer Agent).

In certain instances, Authorized Participants may create and redeem Creation Unit aggregations on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.

If an order is cancelled, the Participant will be responsible for reimbursing the Fund(s) for all costs associated with cancelling the order, including costs for repositioning the portfolio, provided the AP shall not be responsible for such costs if the order was cancelled for reasons outside the AP’s control or the AP was not otherwise responsible or at fault for such cancellation. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day, with a newly constituted Fund Deposit to reflect the next calculated NAV.

Transaction Fees

Both purchases and redemptions of Creation Units are subject to a Transaction Fee. The Transaction Fee is payable to the Trust and is imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of Creation Units of Shares. A Fund’s Transaction Fee is a fixed fee of $[XXX.00]. The Transaction Fee applies to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. The transaction fee on redemption of Creation Units will not exceed 2% of the value of the Shares redeemed.

Purchasers of shares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The Transaction Fee may, in certain circumstances, be paid in whole or in part by the Adviser or otherwise waived. The Adviser may consider whether to pay a Transaction Fee, in whole or in part, on a case by case basis after reviewing the facts and circumstances at the time a Creation Unit is created or redeemed.

MARKET PRICE; NAV COMPUTATION; SECURITIES VALUATION

Market Price of Shares

Transactions in Shares will be priced at NAV only if Shares are purchased directly from an ETF in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price of the Shares in the secondary market may be more or less than the NAV of such shares.

NAV Calculation

For each Fund, the Fund’s net asset value per share (“NAV”) is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fedline System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially the Fund’s NAV. The NYSE has posted the following list holiday closures: New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds.

Securities Valuation

The Funds will invest in foreign securities and, as a result, the calculation of a Fund’s NAVs may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board. The Funds may rely on prices provided by independent pricing services. Prices used by independent pricing services may be based on proprietary methodologies. If an independent pricing service makes an error in applying its proprietary pricing methodologies, this could result in an incorrect valuation for a security held in a Fund’s portfolio. Portfolio securities of the Funds that are traded both on an exchange and in the over the counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point. (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over the counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board. As of the date of this SAI, such securities will be valued by the latter method. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over the counter securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

Money market instruments with less than 60 days remaining to maturity when acquired by the Funds will be valued on an amortized cost basis by the Funds, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Funds acquires a money market instrument with more than 60 days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60 day period that this amortized cost value does not represent fair market value.

The Funds will value portfolio securities for which no readily available market quotation in accordance with last trade price or fair valuation as necessary. When portfolio securities are traded in the over the counter market in Hong Kong, the valuation will be the last reported sale price before the valuation point. If there is no such reported sale, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of each of the Funds to the performance of other Funds, of mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

P(1 + T)n = ERV

P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

P(1 + T)n = ATVD

P	= a hypothetical initial payment of $1,000
T	= average annual total return
n	= number of years (1, 5 or 10)
ATVD	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption

Return After Taxes on Distributions and Sale of Fund Shares

P(1 + T)n = ATVDR

P	= a hypothetical initial payment of $1,000

T	= average annual total return
n	= number of years (1, 5 or 10)
ATVDR	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption

In calculating the ending redeemable value, all dividends and distributions by the Funds are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund’s performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, a Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Holdings Information

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Each Fund’s complete portfolio holdings must be filed quarterly with the SEC within 60 days of the end of each fiscal quarter on Form N-PORT, and must be delivered to Fund shareholders within 60 days of the end of the second and fourth fiscal quarters in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, respectively. The Funds’ Annual and Semi-Annual Reports must be filed with the SEC on Form N-CSR no later than 10 days after delivery of the Reports to shareholders. The Funds’ filings on Form N-PORT and Form N-CSR are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

As an exchange-traded fund, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of Rule 6c-11 under the 1940 Act, regulations of the Funds’ Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Funds’ anticipated portfolio holdings as of the next Business Day. A “Business Day” is any day on which the Funds’ Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

In addition, the Funds’ service providers, consisting of the administrator, custodian, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds. Disclosure of a Fund’s portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings. The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board. In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

TAX MATTERS

The following is only a summary of certain additional federal income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisors with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

Qualification as a Regulated Investment Company

Each Fund will elect to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As regulated investment companies, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions made by a Fund during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If at Fund has a net capital loss (i.e., an excess of capital losses over capital gains) that amount may be carried forward and treated as a capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. Any such net capital losses retain their character as either long-term or short-term losses. As explained below, however, carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for April 2020 is 1.63%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the Funds’ control or knowledge, there can be no assurance that a Fund will not have an ownership change. If a Fund has an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In addition to satisfying the Distribution and Income requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of a Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which a Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If, for any taxable year, a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of a Fund’s taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders or may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, gain or loss recognized by the Funds on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by the Funds at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Funds held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and a Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and a Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Funds, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Funds that are not Section 1256 contracts.

The Funds may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund(s) invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, if the Fund invests in “marketable stock” (as defined) of a PFIC, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291-1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 (November 30, if the regulated investment company elected to determine its required excise tax distributions based on its November 30 taxable year, as discussed below) or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31. In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Funds anticipate distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Funds that may be taxable as qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Funds are less than 95% of the Funds’ gross income (as specially computed), the portion of dividends received from the Funds that may be taxable as qualified dividends will be designated by the Funds and generally cannot exceed the ratio that the qualified dividends received by the Funds bears to their gross income. If the aggregate qualified dividends received by the Funds equal at least 95% of its gross income, then all of the dividends received from the Funds may be taxable as qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that a Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Funds from a foreign corporation will be qualified dividends only if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by the Funds from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Funds with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Funds from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Funds have held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Funds have an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Funds are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Funds may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. If the Funds elect to retain their net capital gain, it is expected that the Funds also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Funds on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular income tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. For purposes of the corporate AMT, the corporate DRD is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund(s) into account (without a DRD) in determining their adjusted current earnings.

Investment income that may be received by the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Funds may elect to “pass through” to the Funds’ shareholders the amount of foreign taxes paid by the Funds. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund(s) representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of the foreign tax credit rules.

Distributions by the Funds that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Funds will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund(s). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Funds into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Funds) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. Each U.S. shareholder should consult his own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund (including an exchange of shares of another Fund for shares of the Fund, when applicable, or pursuant to a dividend reinvestment in the Fund) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income. When a shareholder redeems shares of a Fund, the Fund is generally required to report to the Internal Revenue Service and provide the shareholder with information about the gross proceeds of such redemption, the shareholder’s adjusted basis in the shares redeemed, and whether any gain or loss on the redemption is long-term or short-term. Unless a shareholder timely elects another acceptable method, the Fund will use the average basis method to calculate the basis of shares redeemed.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

This withholding generally would not apply to amounts properly reported by a Fund as an interest-related dividend or a short-term capital gain dividend paid with respect to taxable years beginning before 2014. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a short-term capital gain dividend is generally limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, the Funds may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Fund(s) with proper notification of their foreign status.

Payments after June 30, 2014 of dividends on, and payments after 2016 of gross proceeds from the redemption of, shares of the Funds made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on the disposition of a Fund’s shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Effect of Future Legislation; Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

At the time that this SAI is being prepared, the coronavirus and COVID-19 are affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in the Fund.

Creation and Redemption of Creation Units

An authorized participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

The Funds must report to the IRS and furnish to holders of Creation Units certain information with respect to the redemption of Creation Units. In addition to reporting the gross proceeds from the redemption of Creation Units, the Funds will also be required to report basis information for such Creation Units and indicate whether they had a short-term or long-term holding period. The Funds will permit holders of Creation Units to elect from among several acceptable basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default basis method. Holders of Creation Units should consult with their tax advisers to determine the best basis method for their tax situation and to obtain more information about how the basis reporting requirements apply to them.]

MANAGEMENT OF THE TRUST

The Board manages the business and affairs of the Trust and the Funds. The Board approves all significant agreements between the Funds and companies and individuals that provide services to the Fund. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Disinterested Trustees”). The officers of the Funds manage the day-to-day operations of the Funds. The day-to-day operations of the Funds are always subject to the investment objective of the Funds. Unless otherwise noted, each Trustee and officer’s address is 225 South Lake Avenue, Suite 216, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Unless otherwise noted, each Trustee has served in the indicated occupations or directorships for at least the past five years.

Disinterested Trustees
Name and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
James I. Fordwood (73)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	None
Dr. Bret A. Herscher (62)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	None
Susan Penry Williams (74)	Trustee	Indefinite; Since February 2016	Retired; Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	None
J. Brooks Reece, Jr. (73)	Trustee and Chairman	Indefinite; Since April 1994	Operating Partner, Stonebridge Partners Small Cap Team, since 2018. Previously, CEO, Adcole Corp, from 1989 to 2017.	None

Interested Trustees
Name, Address, and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustee
Timothy W.N. Guinness* (71) 18 Smith Square London, England SW1P 3HZ	Trustee	Indefinite; Since August 1998	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010; Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., since 2000.	None

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (63)	President	Since April 2003

Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.

Patrick Keniston (56)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC, since 2008.
Rita Dam (53)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Joy Ausili (53)	Secretary & Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.

Sardjono Kadiman (45)	Assistant Treasurer	Since September 2009	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).
Lyna Phan (45)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC (2010-2017).

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Funds. The Board is composed of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). In connection with four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel and Independent Legal Counsel to consider a variety of matters affecting the Funds. These meetings generally occur prior to or following scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board held, and each Trustee attended four in-person meetings and two telephonic board meetings during the fiscal year ended December 31, 2019. As discussed in further detail below, the Board has established the Audit Committee, composed solely of Independent Trustees, to assist the Board in performing its oversight responsibilities.

The Chairman of the Board is an Independent Trustee. The Funds do not have a lead Independent Trustee. The Chairman’s role is to approve the agenda for each Board meeting, preside at all meetings of the Board and to act, as necessary, as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the other Trustees, Guinness Atkinson™, other service providers, counsel and the independent registered public accounting firm; and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public and private companies or other organizations. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

James I. Fordwood has served as a Trustee of the Trust since its inception in 1994 and is the CFO and Managing Member of Prima Marketing LLC, which operates a network of convenience stores. Mr. Fordwood also serves as director and treasurer of several private companies (identified in the table above), including companies in the alternative energy sector. Mr. Fordwood holds a Bachelor of Arts in Engineering (with honors) from Cambridge University and holds the designation of Chartered Accountant awarded by the Institute of Chartered Accountants of Scotland. The Board has designated Mr. Fordwood as the Funds’ Audit Committee Financial Expert. Mr. Fordwood is the Chairman of the Audit Committee.

Timothy W.N. Guinness has served as a Trustee of the Trust since its inception in 1994 and is the Chairman and Chief Investment Officer of Guinness Atkinson™ Asset Management since November 2002; Chairman of Guinness Asset Management Ltd., an investment adviser in London, United Kingdom, since 2003; and Director of Guinness Capital Management Ltd. since 2010. Previously, Mr. Guinness served as Joint Chairman of Investec Asset Management Ltd. from September 1998 to March 2003. Mr. Guinness serves on the board of directors of several public and private companies operating and organized outside the United States, including companies focused on discretionary investment management services. Mr. Guinness also serves as a trustee of two non-U.S. investment companies, SR Europe Investment Trust Plc and Atlantis Japan Growth Fund Ltd. Mr. Guinness has more than 35 years of experience in investing and holds a Masters of Engineering from Cambridge University and a Masters of the Science of Management from Massachusetts Institute of Technology.

Dr. Bret A. Herscher has served as a Trustee of the Trust since its inception in 1994 and is a self-employed consultant in the medical device sector. From 2012 through 2018, he served as Chief Technology Officer at EARGO, Inc., a hearing aid company. From 2009 through 2012, he served as Vice President of Minnow Medical, a company that develops medical devices for the treatment of peripheral artery disease. Dr. Herscher holds PhD. M.A. and B.A. degrees from Cambridge University.

Susan Penry-Williams has served as a Trustee of the Trust since February 2016. Ms. Penry-Williams is retired. Previously, she was a Partner in the law firm of Kramer Levin Naftalis & Frankel, LLP, from 1994 to 2014, where she served as the co-head of the Financial Services Group. Her practice focused on general securities law and concentrated on the regulation and corporate governance of investment companies and investment advisers, and she represented mutual funds and their directors and trustees in all aspects of transactions in a mutual fund complex, including reorganizations and mergers. Ms. Penry-Williams holds a J.D. and a B.A., magna cum laude, Phi Beta Kappa, both from Columbia University.

J. Brooks Reece, Jr., has served as a Trustee of the Trust and the Funds’ Independent Chairman since the Trust’s inception in 1994 and is an Operating Partner of Stonebridge Partners Small Cap Team since 2018. From 1984 through 2017, he served in various senior executive positions at Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites, and its affiliates. Mr. Reece served as a trustee of the Dessauer Global Equity Fund, a registered investment company, from 1997 to 2000. Mr. Reece holds a Bachelor of Science degree from the Wharton School at the University of Pennsylvania.

The Board’s leadership structure is appropriate for the characteristics and circumstances of the Trust and the Funds, including the Funds’ various investment strategies and themes, the size of the Funds, the Board’s committee structure and the Funds’ management, distribution and other service arrangements. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview. The Board’s leadership structure may be changed at any time and in the Board’s discretion, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Guinness Atkinson™ and the Funds’ other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk). As part of the general oversight of the Funds, the Board oversees the management of these risks.

The Board periodically reviews the Funds’ policies and procedures designed to address the Funds' risks. Oversight of investment, compliance and operational risk is performed primarily at the Board level in conjunction with Guinness Atkinson™ and the Funds' Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the Committee level. Guinness Atkinson™ reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. The Audit Committee reviews with the Funds’ independent public accountants and Guinness Atkinson™ the Funds' major financial risk exposures and the steps Guinness Atkinson™ has put in place to monitor and control these exposures, including risk assessments and risk management policies and guidelines. The Valuation Committee oversees valuation risk and compliance with the Funds' Valuation Procedures and oversees actions by the Adviser with respect to the valuation of portfolio securities.

Board Committees

The Board has two standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee appoints and approves the compensation of the Trust’s independent public accountants; oversees the Trust’s accounting and financial reporting policies, practices and internal controls; approves any non-audit services; and serves as the Trust’s “Qualified Legal Compliance Committee.” The Audit Committee meets quarterly. The four Independent Trustees, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Audit Committee. Mr. Fordwood is the Chairman of the Audit Committee.

Governance and Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee did not meet during 2019. The four Independent Trustees, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Governance and Nominating Committee. The Governance and Nominating Committee will consider nominees recommended by the Trust’s shareholders. A shareholder should submit any nominations in writing to the Secretary of the Trust at 225 South Lake Avenue, Suite 216, Pasadena, California 91101. All nominations so received shall promptly be distributed to the members of the Committee. However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee.

Ownership in Securities of the Adviser and Distributor and Related Companies; Compensation

As reported to the Trust, none of the Independent Trustees nor their immediate family members own securities issued by the Adviser, Distributor or their related companies, as of December 31, 2019. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

The table below illustrates the compensation paid to each Trustee for service to all series in the Trust for the Trust’s most recently completed fiscal year, excluding payment for out-of-pocket expenses. There are no pension or retirement benefits accrued as part of the Funds’ expenses. Each Trustee oversees all of the Funds, which include these Funds, two additional exchange-traded funds, and six open-ended mutual fund series of the Trust.

	Aggregate Compensation from the Funds
Name of Trustee	SmartETFs Asia Pacific Dividend ETF	SmartETFs Dividend Builder ETF	Aggregate Compensation from the Trust
Independent Trustees
Mr. Fordwood	$0		$20,000
Dr. Herscher	$0		$20,000
Ms. Penry-Williams (1)	$0		$20,000
Mr. Reece	$0		$22,000
Interested Trustees
Mr. Guinness	$0		$0

Trustee Ownership in the Funds

None of the Trustees own shares of the ETFs.

Control Persons and Principal Security Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. [There are no control persons for either ETF. ]

THE INVESTMENT ADVISER AND THE ADVISORY AGREEMENT

Guinness Atkinson™ Asset Management, Inc. furnishes investment advisory services to the ETFs. Under the Investment Advisory Agreement (the “Agreement”), for each ETF, Guinness Atkinson directs the investments in accordance with the ETF’s investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Funds may impose by notice in writing to Guinness Atkinson™. Guinness Atkinson™ also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of Guinness Atkinson™ and of all personnel of the Trust or of Guinness Atkinson™ performing services relating to research, statistical and investment activities. Guinness Atkinson™ is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade, consistent with the Funds, then-current investment objectives, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds. The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

Guinness Atkinson™ performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

Guinness Atkinson™ also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as Guinness Atkinson™ may deem to be desirable. Guinness Atkinson™ makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board. Guinness Atkinson™, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

All other costs and expenses not expressly assumed by Guinness Atkinson™ under the Agreement or by the Administrator under the administration agreement between it and the Trust, on behalf of the Funds, shall be paid by the Funds from the assets of the Funds, including, but not limited to, fees paid to Guinness Atkinson™ and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Independent Trustees, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds’ shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations that the Funds may have to indemnify the officers and Trustees with respect thereto.

Expenses that are attributable to the Funds are charged against the income of the Funds in determining net income for dividend purposes. Guinness Atkinson™, from time to time may voluntarily waive or defer all or a portion of its fees payable under the Agreement. Pursuant to an expense limitation agreement between the Adviser and certain of the Funds, the Adviser has contractually agreed to waive its fees and/or pay or absorb Fund expenses (excluding certain types of expenses) in order to limit Funds’ total annual operating expenses at certain pre-determined levels as set forth in each Fund’s Prospectus. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose. The Board or Guinness Atkinson™ may terminate the Agreement on 60 days’ written notice without penalty. The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act.

Guinness Atkinson™ reserves to itself and any successor to its business the right to withdraw the right to use the names “Guinness Atkinson™” or “SmartETFs” from a Fund if Guinness Atkinson™ no longer advises the Fund. Guinness Atkinson™ also reserves the right to grant the nonexclusive right to use the names “Guinness Atkinson™” or “SmartETFs” or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event the Agreement is terminated, each Fund will immediately delete “Guinness Atkinson™” and “SmartETFs” from its name and may not use the name “Guinness Atkinson™” in any manner thereafter.

As compensation for all services rendered under the Agreement, Guinness Atkinson™ is entitled to receive annual fees from the Funds, payable monthly, at the following rates:

SmartETFs Asia Pacific Dividend Builder ETF	X.XX%
SmartETFs Dividend Builder ETF	X.XX%

The Agreement was most recently approved by the Board on February 24, 2020. A discussion regarding the basis for the Board’s approval will be available in the semi-annual shareholder report for the period ending June 30, 2020 and will be presented in the next issued semi-annual shareholder report for the period ending December 31, 2020.

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio manager, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The following table shows information regarding other accounts managed by each Portfolio Manager as of December 31, 2019:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Billion)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Matthew Page, CFA	0	$0	7	$1,855	0	$0
Jonathan Waghorn	0	$0	4	$287	0	$0
Ian Mortimer, CFA	0	$0	7	$1,855	0	$0
Will Riley	0	$0	5	$293	0	$0

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Matthew Page, CFA	0	$0	0	$0	0	$0
Jonathan Waghorn	0	$0	0	$0	0	$0
Ian Mortimer, CFA	0	$0	0	$0	0	$0
Will Riley	0	$0	0	$0	0	$0

Fund Ownership

Dr. Mortimer, Mr. Page, Mr. Waghorn and Mr. Riley are residents of the United Kingdom; thus, ownership of investment company shares registered and offered in the U.S. is disadvantageous from a tax perspective. As of the date of this SAI, none of the portfolio managers of the Adviser own shares of the Funds or of other Funds in the Guinness Atkinson™ fund complex.

Conflicts of Interest

Periodically, other accounts managed by the portfolio managers will hold the same securities as those held by the Funds. When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Compensation of Portfolio Managers

Dr. Mortimer and Matthew Page are employed by the adviser and are remunerated with a fixed annual salary and a variable bonus that is based upon the value of the assets under management to which they provide investment advice as well as long-term performance. Jonathan Waghorn and Will Riley are employed by the Adviser and are remunerated with an annual fixed salary and with a variable bonus that is discretionary.

THE ADMINISTRATOR

Mutual Fund Administration LLC serves as the Funds’ Administrator under an Administration Agreement. The Adviser compensates the Administrator for services rendered to the Fund.

Administration fees paid by the Fund’s predecessor mutual funds for the last three fiscal years were as follows:

	2019	2018	2017
SmartETFs Asia Pacific Dividend Builder ETF	$2,365	$2,849	$3,338
SmartETFs Dividend Builder ETF	$5,943	$4,486	$3,541

Payments for Fund Administration are not expected to change due to the Funds’ conversion into exchange traded funds.

DISTRIBUTION PLAN

The Funds have adopted a Rule 12b-1 Distribution Plan. Currently, no payments are authorized under the Plan.

The Funds will not make separate payments as a result of the Distribution Plan to Guinness Atkinson™ and the Distributor or any other party, it being recognized that the Fund presently pays, and will continue to pay, an investment advisory fee to Guinness Atkinson™. To the extent that any payments made by the Fund to Guinness Atkinson™, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Plan was approved by the Board, including all of the “Qualified Trustees” (the Disinterested Trustees who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and its shareholders. The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the operation of the Plan, Guinness Atkinson™ will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan. The selection and nomination of Disinterested Trustees is committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds’ outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees. Currently, no payments are authorized under the Plan.

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares. Such compensation may be paid to intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications, and inclusion on a sales list or electronic sales platform). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an intermediary may be significant to the Intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. Financial incentives may cause an intermediary to recommend the Fund(s) over other investments. The same conflict of interest may exist with respect to financial advisers, brokers or investment professionals if he or she receives similar payments from his or her intermediary firm.

DESCRIPTION OF THE FUND

Shareholder and Trustees Liability. The Funds are a series of the Trust, which is a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Disinterested non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights. Shares of the Funds entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Normally, the Trust will not hold annual meetings. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Fund’s shareholders for the purpose of voting upon the question of removal of a trustee and the Trust will assist in communications with other Trust shareholders.

If the Funds do not grow to a size to permit it to be economically viable, the Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Book Entry Order System

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. The Shares of the Funds are represented by global securities registered in the name of DTC or its nominees and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under the existing industry practice, in the event the Trust requests any rights as a holder of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged with respect to the Trust through the Trust’s Transfer Agent, a listing of shareholdings of each DTC Participant holding Fund shares. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant with copies of such notice, statement or other communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distribution of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. In addition, certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.

SHAREHOLDER REPORTS

Shareholders will receive reports semi-annually showing the Funds’ investments and other information. In addition, shareholders will receive annual financial statements audited by the Funds’ independent accountants.

FINANCIAL STATEMENTS

As the Funds have not yet commenced operations as exchange traded funds, there are no financial statements available at this time. Fund shareholders will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the Funds’ independent registered public accounting firm, Tait, Weller & Baker, LLP, will be submitted to shareholders at least annually.

PROXY VOTING GUIDELINES

The Trust has delegated to Guinness Atkinson™ the voting of proxies related to a Fund’s portfolio securities. Guinness Atkinson™ has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests. If proxy statements were received with respect to a Fund’s investments, the following policies will apply. In determining its vote, Guinness Atkinson™ will not subordinate the economic interest of a Trust to any other entity or interested party. Guinness Atkinson™ will use the following guidelines for each of the following four categories of issues:

Routine Proposals. Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Traditionally, these issues include:

·	Approval of auditors
·	Election of directors
·	Indemnification provisions for directors
·	Liability limitations of directors
·	Name changes

Non-Routine Proposals. Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. Guinness Atkinson™ will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the Trust. Non-routine matters include:

·	Mergers and acquisitions
·	Restructuring
·	Re-incorporation
·	Changes in capitalization
·	Increase in number of directors
·	Increase in preferred stock
·	Increase in common stock
·	Stock option plans

Corporate Governance Proposals. Guinness Atkinson™ will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

·	Poison pills
·	Golden parachutes
·	Greenmail
·	Supermajority voting
·	Dual class voting
·	Classified boards

Shareholder Proposals. Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Shareholder matters include:

·	Annual election of directors
·	Anti-poison pill
·	Anti-greenmail
·	Confidential voting
·	Cumulative voting

Proxy voting will be determined by Guinness Atkinson™. Issues not covered by the guidelines will be discussed with the Board. In future years, the actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request, by calling toll-free (800) 915-6566 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available without charge upon request, by calling 800 915-6566.

GENERAL INFORMATION

Independent Contractors. Guinness Atkinson™ may enter into agreements with independent contractors to provide shareholder services for a fee. Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Administrator. Mutual Fund Administration, LLC, located at 2220 East Route 66, Suite 226, Glendora, CA 91740, serves as the Funds’ administrator.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Funds’ transfer agent. The transfer agent provides record keeping and shareholder services. [___] also serves as the Funds’ transfer agent for [___________________________].

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Funds. The fund accounting agent calculates the Funds’ daily NAV.

Legal Counsel. Practus LLP, with a main office at 11300 Tomahawk Creek Pkwy, Ste. 310, Leawood, KS 66211, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm. ______________________-, audits the financial statements and financial highlights of the Funds and provides reports to the Board.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GUINNESS ATKINSONTM FUNDS

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation.

(1)	Certificate of Trust dated March 6, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on March 20, 1997.

(A)	Amendment dated September 8, 2000 to the Certificate of Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(B)	Amendment dated April 25, 2003 to the Certificate of Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

(2)	Trust Instrument dated March 6, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the SEC on March 20, 1997.

(A)	Amendment dated September 28, 2000 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(B)	Schedule A dated November 14, 2005 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

(C)	Amended and Restated Schedule A to Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(D)	Amendment dated September 9, 2019 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

(b)	By-laws.

(1)	By-laws revised as of November 14, 2005 are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

(c)	The Rights of Security Holders are set forth in the Registrant’s Trust Instrument and Bylaws.

(d)	Investment Advisory Agreement.

(1)	Investment Advisory Agreement between Registrant and Guinness Atkinson™ Asset Management, Inc. (the “Adviser”) dated April 25, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2003.

(2)	Amendment to Schedule A dated May 9, 2011 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed with the SEC on June 30, 2011.

(3)	Amendment to Schedule A dated March 2, 2012 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012.

(4)	Form of Investment Advisory Agreement between Registrant and the Adviser with respect to SmartETFs Smart Transportation & Technology ETF is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A filed with the SEC on November 4, 2019.

(5)	Form of Investment Sub-Advisory Agreement between the Adviser and Penserra Capital Management, LLC (the “Sub-adviser”) with respect to SmartETFs Smart Transportation & Technology ETF is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(6)	Form of Investment Advisory Agreement between Registrant and the Adviser with respect to SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF – to be filed with amendment.

(e)	Distribution Agreement.

(1)	Form of Amended and Restated Distribution Agreement between Registrant and Quasar Distributors, LLC dated April 28, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed with the SEC on June 28, 2004.

(A)	Amendment dated August 23, 2005 to the Amended and Restated Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008.

(B)	Amendment dated March 28, 2006 to the Amended and Restated Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2007.

(C)	Amendment dated May 17, 2006 to the Amended and Restated Distribution Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008.

(D)	Amendment to Exhibit A is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012.

(2)	Distribution Agreement between Registrant and Foreside Fund Services, LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2017.

(3)	Form of Distribution Agreement between the Adviser and Foreside Fund Services, LLC with respect to SmartETFs Smart Transportation & Technology ETF is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(4)	Form of Authorized Participant Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(5)	Form of Distribution Agreement between the Adviser and Foreside Fund Services, LLC with respect to SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF – to be filed with amendment.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custody Agreement.

(1)	Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH&Co.”) dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(A)	Amendment to Exhibit A is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012.

(B)	Form of Amendment to Custodian Agreement between Registrant and BBH&Co. is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(C)	Form of Amendment to Custodian Agreement between Registrant and BBH&Co. – to be filed with amendment.

(h)	Other Material Contracts.

(1)	Form of Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration Corporation dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(A)	Amendment to Schedule B is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012.

(B)	Form of Amendment to Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(C)	Form of Amendment to Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration LLC – to be filed with amendment.

(2)	Form of Amended and Restated Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated April 28, 2003 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed with the SEC on June 28, 2004.

(A)	Amendment dated August 29, 2005 to the Amended and Restated Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008.

(B)	Amendment dated March 28, 2006 to the Amended and Restated Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008.

(C)	Addendum dated August 31, 2009 to the Amended and Restated Transfer Agent Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(D)	Amendment to Exhibit A is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012

(3)	Powers of Attorney – filed herewith.

(4)	Form of Shareholder Servicing Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed with the SEC on April 27, 2005.

(5)	Shareholder Servicing Plan dated May 1, 2005 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A, filed with the SEC on April 27, 2005.

(6)	Amended and Restated Expense Limitation Agreement dated February 24, 2020 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

(7)	Fund Accounting and Services Agreement between Registrant and ALPS Fund Services, Inc., dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(A)	Amendment dated February 21, 2012 to the Fund Accounting and Services Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012

(8)	Form of Administrative Agency Agreement between Registrant and BBH&Co. with respect to SmartETFs Smart Transportation & Technology ETF is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(9)	Administrative Agency Agreement and Amendment to Administrative Agency Agreement between Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

(10)	Form of Amendment to Administrative Agency Agreement between Registrant and Brown Brothers Harriman & Co. – to be filed with amendment.

(11)	Form of Expense Limitation Agreement between Registrant and the Adviser with respect to the SmartETFs Asia Pacific Dividend Builder ETF and SmartETGs Divident Builder ETF - to be filed with amendment.

(i)	Legal Opinion.

(1)	Opinion of Kramer Levin Naftalis & Frankel LLP is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed with the SEC on December 31, 2015

(3)	Opinion of Morris, Nichols, Arsht & Tunnell LLP is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed with the SEC on December 31, 2015

(4)	Opinion of Perkins Coie on issuance of shares of SmartETFs Smart Transportation & Technology ETF is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A, filed with the SEC on November 4, 2019.

(5)	Opinion of Practus, LLP as to the legality of securities being registered – to be filed with amendment.

(j)	Other Opinions.

(1)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm – to be filed with amendment.

(k)	Omitted Financial Statements – None.

Investment Letters dated May 6, 1994 are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed with the SEC on April 25, 1997.

(m)	(1)	Distribution and Service Plan dated April 28, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed with the SEC on April 25, 1997.

(2)	Amended Schedule A to Rule 12b-1 Distribution and Service Plan is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

(3)	Amended Schedule A to Rule 12b-1 Distribution and Service Plan with respect to SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF – to be filed with amendment.

(n)	Rule 18f-3 Plan is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed with the SEC on December 31, 2015.

(o)	Reserved.

(p)	Codes of Ethics.

(1)	Code of Ethics of the Registrant is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed with the SEC on May 20, 2004.

(i)	Code of Ethics of the Registrant revised February 11, 2013 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2013.

(2)	Code of Ethics of the Adviser is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2009.

(i)	Code of Ethics of the Adviser revised November 1, 2010 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed with the SEC on June 28, 2011.

(3)	Code of Ethics of the Distributor is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed with the SEC on March 1, 2002.

(4)	Code of Ethics of the Sub-adviser is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

Item 29.	Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed electronically on March 20, 1997, provides for the indemnification of Registrant’s Trustees and officers, as follows:

“Section 10.02 Indemnification.”

(a)	Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)	every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)	the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)	who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)	in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)	Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Advisor

Guinness AtkinsonTM Asset Management, Inc. provides management services to the Registrant and its series. Except as noted below, to the best of Registrant’s knowledge, none of the directors and officers of the Adviser has held at any time during the past two fiscal years or been engaged for his own account or in the capacity of director, officer, employee, partner or trustee in any other business, profession, vocation or employment of a substantial nature. Timothy W.N. Guinness, Chairman and Chief Investment Officer of the Adviser, is also Chairman of Guinness Asset Management and Guinness Capital Management Ltd. Prior to April 2003, he was Chairman of Investec Global Energy Fund. He is also a non-executive director (and chairman in one case) of several investment funds and also non-executive chairman of New Boathouse Capital Ltd, a corporate finance boutique providing services to private companies, and of the Brompton Bicycle Company Ltd., a specialist manufacturer of a world leading folding bicycle. Guinness Asset Management, which is 100% owned by Mr. Guinness, is a specialist equity manager focusing on energy stocks. There is a shareholders agreement between Mr. Guinness and James J. Atkinson, Chief Executive Officer of the Adviser, covering the sharing of premises, and other resources in London by Guinness Asset Management and the Adviser.

Mr. Atkinson is also Principal of Orbis Marketing, a specialist marketing firm focusing on direct marketing of mutual funds especially on the internet. Prior to April 1, 2003, that was his principal employment. There is a shareholders agreement between Mr. Atkinson and Mr. Guinness covering the sharing of premises, and other resources in the U.S. by Orbis and the Advisor.

Item 32.	Principal Underwriter

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AGF Investments Trust (f/k/a FQF Trust)
5.	AlphaCentric Prime Meridian Income Fund
6.	American Century ETF Trust
7.	American Customer Satisfaction ETF, Series of ETF Series Solutions
8.	Amplify ETF Trust
9.	ARK ETF Trust
10.	Bluestone Community Development Fund (f/k/a The 504 Fund)
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
12.	Brand Value ETF, Series of ETF Series Solutions
13.	Bridgeway Funds, Inc.
14.	ABS Brinker Capital Destinations Trust
15.	Calamos Convertible and High Income Fund
16.	Calamos Convertible Opportunities and Income Fund
17.	Calamos Global Total Return Fund
18.	Carlyle Tactical Private Credit Fund
19.	Center Coast Brookfield MLP & Energy Infrastructure Fund
20.	Cliffwater Corporate Lending Fund
21.	CornerCap Group of Funds
22.	Davis Fundamental ETF Trust
23.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
24.	Defiance Next Gen Food & Agriculture ETF, Series of ETF Series Solutions
25.	Defiance Quantum ETF, Series of ETF Series Solutions
26.	Direxion Shares ETF Trust
27.	Eaton Vance NextShares Trust
28.	Eaton Vance NextShares Trust II
29.	EIP Investment Trust
30.	Ellington Income Opportunities Fund
31.	EntrepreneurShares Series Trust
32.	Esoterica Thematic Trust
33.	Evanston Alternative Opportunities Fund
34.	EventShares U.S. Legislative Opportunities ETF, Series of Listed Funds Trust
35.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
36.	Fiera Capital Series Trust
37.	FlexShares Trust
38.	Forum Funds
39.	Forum Funds II
40.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
41.	GraniteShares ETF Trust
42.	Guinness Atkinson Funds

43.	Infinity Core Alternative Fund
44.	Innovator ETFs Trust
45.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
46.	Ironwood Institutional Multi-Strategy Fund LLC
47.	Ironwood Multi-Strategy Fund LLC
48.	IVA Fiduciary Trust
49.	John Hancock Exchange-Traded Fund Trust
50.	Manor Investment Funds
51.	Miller/Howard Funds Trust
52.	Miller/Howard High Income Equity Fund
53.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
54.	Morningstar Funds Trust
55.	OSI ETF Trust
56.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
57.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
58.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
59.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
60.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
61.	Pacific Global ETF Trust
62.	Palmer Square Opportunistic Income Fund
63.	Partners Group Private Income Opportunities, LLC
64.	PENN Capital Funds Trust
65.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
66.	Plan Investment Fund, Inc.
67.	PMC Funds, Series of Trust for Professional Managers
68.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
69.	Quaker Investment Trust
70.	Renaissance Capital Greenwich Funds
71.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
72.	RMB Investors Trust (f/k/a Burnham Investors Trust)
73.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
74.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
75.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
76.	Salient MF Trust
77.	SharesPost 100 Fund
78.	Six Circles Trust
79.	Sound Shore Fund, Inc.
80.	Source Dividend Opportunity ETF, Series of Listed Funds Trust
81.	Strategy Shares
82.	Syntax ETF Trust
83.	Tactical Income ETF, Series of Collaborative Investment Series Trust
84.	The Chartwell Funds
85.	The Community Development Fund
86.	The Relative Value Fund
87.	Third Avenue Trust
88.	Third Avenue Variable Series Trust
89.	Tidal ETF Trust
90.	TIFF Investment Program
91.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
92.	Timothy Plan International ETF, Series of The Timothy Plan
93.	Timothy Plan US Large Cap Core ETF, Series of The Timothy Plan

94.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
95.	Transamerica ETF Trust
96.	TrueMark AI & Deep Learning Fund, Series of Listed Funds Trust
97.	TrueMark ESG Active Opportunities Fund, Series of Listed Funds Trust
98.	U.S. Global Investors Funds
99.	Variant Alternative Income Fund
100.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
101.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
102.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
103.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
104.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
105.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
106.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
107.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
108.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
109.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
110.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
111.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
112.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
113.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
114.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
115.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
116.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
117.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
118.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
119.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
120.	Vivaldi Opportunities Fund
121.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
122.	WisdomTree Trust
123.	WST Investment Trust
124.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator	Mutual Fund Administration, LLC 2220 East Route 66, Suite 226 Glendora, CA 91740
Registrant’s Adviser	Guinness AtkinsonTM Asset Management, Inc. 225 South Lake Avenue, Suite 216 Pasadena, CA 91101
Registrant’s Sub-adviser	Penserra Capital Management LLC 4 Orinda Way, Suite 100A Orinda, CA 94563
Registrant’s Custodian	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110-1548
Registrant’s Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202 Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110-1548
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Item 34.	Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, and State of California, on the 15th day of May 2020.

GUINNESS ATKINSON FUNDS

By: /s/ James Atkinson
James Atkinson
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 103 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James Atkinson	President and Principal Executive Officer	May 15, 2020
James Atkinson

/s/J.I. Fordwood*	Trustee	May 15, 2020
J.I. Fordwood

/s/Timothy Guinness*	Trustee	May 15, 2020
Timothy Guinness

/s/Bret A. Herscher*	Trustee	May 15, 2020
Bret A. Herscher

/s/Susan Penry-Williams*	Trustee	May 15, 2020
Susan Penry-Williams

/s/J. Brooks Reece, Jr.*	Trustee and Chairman	May 15, 2020
J. Brooks Reece, Jr.

/s/ Rita Dam	Treasurer and Principal Financial Officer	May 15, 2020
Rita Dam

*By: /s/Rita Dam
Rita Dam Attorney-in-Fact – filed herewith

INDEX TO EXHIBITS

Exhibit Number	Description
(h)(3)	Power of Attorney